Exhibit 2

FINANCIAL STATEMENTS OF JAPAN INTERNATIONAL COOPERATION AGENCY (“JICA”)

AND REPORTS OF THE INDEPENDENT AUDITOR

Independent Auditor’s Report

Mr. Akihiko Tanaka, President

Japan International Cooperation Agency

Opinion

We have audited the accompanying financial statements of the general account of Japan International Cooperation Agency (the Agency), which comprise the balance sheet as at March 31, 2023, and the statements of administrative service operation cost, income, changes in net assets, and cash flows for the year then ended, and a summary of significant accounting policies and notes to the financial statements, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the general account of the Agency as at March 31, 2023, and its financial performance and its cash flows for the year then ended in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

Basis for Opinion

We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Agency in accordance with the ethical requirements that are relevant to our audit of the financial statements in Japan, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Other Information

The other information comprises the information included in the Annual Report that contains audited financial statements but does not include the financial statements and our auditor’s report thereon. President is responsible for preparation and disclosure of the other information. The Agency Auditor is responsible for overseeing the Agency’s reporting process of the other information.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated.

If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

We have nothing to report in this regard.

Responsibilities of President and the Agency Auditor for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, and for such internal control as president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

The Agency Auditor is responsible for overseeing the Agency’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, or illegal acts, and to issue an auditor’s report that includes our opinion. Misstatements can arise from fraud or error, or illegal acts, and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion.

•

Consider internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances for our risk assessments, while the purpose of the audit of the financial statements is not expressing an opinion on the effectiveness of the Agency’s internal control.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by president.

•

Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

•

Plan and conduct audit with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

We communicate with the Agency Auditor regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide the Agency Auditor with a statement that we have complied with the ethical requirements regarding independence that are relevant to our audit of the financial statements in Japan, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

Interest Required to Be Disclosed by the Certified Public Accountants Act of Japan

Our firm and its designated engagement partners do not have any interest in the Agency which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Act of Japan.

Ernst & Young ShinNihon LLC
Tokyo, Japan

August 31, 2023

/s/ Kenji Izawa
Kenji Izawa
Designated Engagement Partner
Certified Public Accountant

/s/ Hiroshi Nishida
Hiroshi Nishida
Designated Engagement Partner
Certified Public Accountant

/s/ Yoshiyuki Hashimoto
Yoshiyuki Hashimoto
Designated Engagement Partner
Certified Public Accountant

Balance Sheet

(as of March 31, 2023)

General Account

				(Unit: Yen)

Assets
I Current assets
Cash and deposits		303,887,380,371
Inventories
Stored goods	389,807,208
Payments for uncompleted contracted programs	540,442,429	930,249,637

Advance payments		20,594,446,651
Prepaid expenses		25,022,108
Accrued income		353,790
Accounts receivable		1,940,086,132
Contra-accounts for provision for bonuses*		1,364,163,199
Short-term loans for development projects		6,500,000
Short-term loans for emigration projects	63,455
Allowance for loan losses	(14,861)	48,594

Suspense payments		55,929,636
Advance paid		2,820,335

Total current assets			328,807,000,453

II Non-current assets
1 Tangible assets
Buildings	43,666,286,881
Accumulated depreciation	(21,005,140,853)	22,661,146,028

Structures	1,594,653,759
Accumulated depreciation	(1,183,897,640)	410,756,119

Machinery and equipment	266,066,045
Accumulated depreciation	(179,133,581)	86,932,464

Vehicles	2,361,748,013
Accumulated depreciation	(1,597,547,134)	764,200,879

Tools, furniture, and fixtures	2,476,905,287
Accumulated depreciation	(1,396,491,100)	1,080,414,187

Land	14,177,935,458
Accumulated impairment losses	(8,710,639)	14,169,224,819

Construction in progress		649,624,096

Total tangible assets		39,822,298,592
2 Intangible assets
Trademark rights		3,769,430
Telephone subscription rights		969,150
Software		2,025,185,417
Software in progress		703,705,918

Total intangible assets		2,733,629,915
3 Investments and other assets
Long-term deposits		192,000,000
Long-term loans for development projects		52,000,000
Long-term loans for emigration projects	57,183,730
Allowance for loan losses	(57,144,618)	39,112

Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	78,020,538
Allowance for loan losses	(78,020,538)	0

Long-term prepaid expenses		15,255,468
Expected amount to be granted from the national budget*		2,262,964
Contra-accounts for provision for retirement benefits*		13,261,170,966
Long-term guarantee deposits		1,692,084,737

Total investment and other assets		15,214,813,247

Total non-current assets			57,770,741,754

Total assets				386,577,742,207

Balance Sheet (Continued)

(as of March 31, 2023)

Liabilities
I Current liabilities
Operational grant liabilities*	63,662,403,204
Funds for grant aid	218,148,074,505
Donations received*	450,739,807
Accounts payable	23,616,224,116
Accrued expenses	257,633,516
Lease obligations	91,409,316
Advance payments received	798,113,675
Deposits received	134,957,558
Unearned revenue	403,700
Provision for bonuses	1,364,163,199

Total current liabilities		308,524,122,596

II Non-current liabilities
Contra-accounts for assets*	8,347,636,966
Long-term lease obligations	84,691,167
Long-term deposits received	30,340
Provision for retirement benefits	13,261,170,966
Assets retirement obligations	400,933,583

Total non-current liabilities		22,094,463,022

Total liabilities			330,618,585,618

Net assets
I Capital
Government investment	61,152,034,684

Total capital		61,152,034,684

II Capital surplus
Capital surplus	8,597,907,113
Accumulated other administrative service operation costs*
Accumulated depreciation not included in expenses*	(21,174,747,792)
Accumulated impairment losses not included in expenses*	(8,710,639)
Accumulated interest expenses not included in expenses*	(7,064,139)
Accumulated disposal and sale differential not included in expenses*	(11,662,450,425)

Total capital surplus		(24,255,065,882)

III Retained earnings
Reserve fund carried over from the previous Mid-term Objective period*	16,386,752,751
Unappropriated income for the current fiscal year	2,675,435,036

(Total income for the current fiscal year)	(2,675,435,036)
Total retained earnings		19,062,187,787

Total net assets			55,959,156,589

Total liabilities and net assets			386,577,742,207

*	Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Administrative Service Operation Cost

(April 1, 2022 – March 31, 2023)

General Account

			(Unit: Yen)
I	Expenses in the statement of income
	Operating expenses	253,464,636,970
	General administrative expenses	11,855,680,520
	Provision of allowance for loan losses	8,220,381
	Miscellaneous losses	2,308,829
	Extraordinary losses	87,013,749

	Total expenses in the statement of income		265,417,860,449

II	Other administrative service operation costs
	Depreciation not included in expenses*	1,111,265,779
	Interest expenses not included in expenses*	(59,936)
	Disposal and sale differential not included in expenses*	288,267,071

	Total other administrative service operation costs		1,399,472,914

III	Administrative service operation cost		266,817,333,363

*	Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Income

(April 1, 2022 – March 31, 2023)

General Account

			(Unit: Yen)
Ordinary expenses
Operating expenses
Expenses for priority sectors and regions	74,602,362,053
Expenses for JICA Development Studies	6,017,695,346
Expenses for private sector partnership	2,949,959,717
Expenses for domestic partnership and acceptance of foreign human resources	13,009,460,956
Expenses for other operations	4,319,763,273
Expenses for indirect operations	41,801,605,428
Expenses for grant aid	108,682,123,838
Expenses for facilities	21,681,063
Expenses for contracted programs	66,988,219
Expenses for donation projects	124,400,084
Depreciation	1,868,596,993	253,464,636,970

General administrative expenses		11,855,680,520
Provision of allowance for loan losses		8,220,381
Miscellaneous losses		2,308,829

Total ordinary expenses			265,330,846,700
Ordinary revenues
Revenues from operational grants*		103,454,342,312
Revenues from grant aid		108,682,123,838
Revenues from contracted programs
Revenues from contracted programs from Japanese government and local governments	66,991,525	66,991,525

Revenues from interest on development projects		153,927
Revenues from emigration projects		888,608
Revenues from subsidy for facilities*		19,938,399
Revenues from expected amount to be granted from the national budget*		1,742,664
Donations*		124,400,084
Revenues from contra-accounts for provision for bonuses*		1,364,163,199
Revenues from contra-accounts for provision for retirement benefits*		1,245,944,140
Reversal of contra-accounts for assets*		2,025,719,617
Financial revenues
Interest income	7,376,667
Foreign exchange gains	253,387,190	260,763,857

Miscellaneous income		1,543,835,945

Total ordinary revenues			218,791,008,115

Ordinary income			(46,539,838,585)
Extraordinary losses
Loss on disposal of non-current assets		86,386,231
Loss on sales of non-current assets		627,518	87,013,749

Extraordinary income
Reversal of contra-accounts for assets*		72,640,439
Gain on sales of non-current assets		13,111,661	85,752,100

Net income			(46,541,100,234)

Reversal of reserve fund carried over from the previous Mid-term Objective period*			49,216,535,270

Total income for the current fiscal year			2,675,435,036

*    Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Changes in Net Assets

(April 1, 2022-March 31, 2023)

General Account	(Unit: Yen)

	I Capital		II Capital surplus						III Retained earnings (Loss carried forward)
	Government investment	Total capital	Capital surplus	Accumulated other administrative service operation cor				Total capital surplus	Reserve fund carried over from the previous Mid-term Objective period	Reserve fund			Total retained earnings (Loss carried forward)	Total net assets
				Accumulated depreciation not included in expenses	Accumulated impairment losses not included in expenses	Accumulated interest expenses not included in expenses	Accumulated disposal and sale differential not included in expenses				Unappropriated income for the current fiscal year (Unappropriated loss for the current fiscal year)	Total income for the current fiscal year (Total loss for the current fiscal year)

Balance at the beginning of the fiscal year	61,400,219,559	61,400,219,559	8,117,820,008	(20,420,557,011)	(10,201,839)	(7,124,075)	(11,015,617,156)	(23,335,680,073)	754,814,788	12,207,854,553	71,733,994,544	—	84,696,663,885	122,761,203,371

Changes during the period

I Changes in capital during the period

Capital reduction due to payments to National Treasury for unnecessary property	(248,184,875)	(248,184,875)												(248,184,875)

II Changes in capital surplus during the period

Purchase of non-current assets			480,087,105					480,087,105						480,087,105

Sale and retirement of non-current assets				357,074,998	1,491,200		(646,833,269)	(288,267,071)						(288,267,071)

Depreciation				(1,111,265,779)				(1,111,265,779)						(1,111,265,779)

Increase in asset retirement obligations due to passage of time						59,936		59,936						59,936

III Changes in retained earnings (loss carried forward) during the period

(1) Appropriation of income or loss

Carried over from the previous Mid-term Objective period									65,603,288,021	(65,603,288,021)			—	—

Increase in reserve fund derived from profit appropriation									(754,814,788)	72,488,809,332	(71,733,994,544)		—	—

Payments to National Treasury										(19,093,375,864)			(19,093,375,864)	(19,093,375,864)

(2) Others

Net income (Net loss)											(46,541,100,234)	(46,541,100,234)	(46,541,100,234)	(46,541,100,234)

Reversal of reserve fund carried over from the previous Mid-term Objective period									(49,216,535,270)		49,216,535,270	49,216,535,270	—	—

Total changes during the period	(248,184,875)	(248,184,875)	480,087,105	(754,190,781)	1,491,200	59,936	(646,833,269)	(919,385,809)	15,631,937,963	(12,207,854,553)	(69,058,559,508)	2,675,435,036	(65,634,476,098)	(66,802,046,782)

Balance at the end of the fiscal year	61,152,034,684	61,152,034,684	8,597,907,113	(21,174,747,792)	(8,710,639)	(7,064,139)	(11,662,450,425)	(24,255,065,882)	16,386,752,751	—	2,675,435,036	2,675,435,036	19,062,187,787	55,959,156,589

Statement of Cash Flows

(April 1, 2022 – March 31, 2023)

General Account

(Unit: Yen)
I. Cash flows from operating activities
Payments of operating expenses	(146,876,454,655)
Payments for grant aid	(101,794,959,841)
Payments for contracted programs	(183,005,365)
Payments of personnel expenses	(17,788,023,943)
Payments for other operations	(611,921,080)
Proceeds from operational grants	171,335,162,000
Proceeds from grant aid	153,161,031,659
Proceeds from contracted programs	379,794,451
Proceeds from interest on loans	1,047,031
Proceeds from donations	126,245,207
Proceeds from other operations	4,257,883,376

Subtotal	62,006,798,840
Interest income received	7,386,477
Payments to National Treasury	(23,677,102,651)

Net cash provided by operating activities	38,337,082,666

II. Cash flows from investing activities
Payments for purchase of non-current assets	(3,121,975,780)
Proceeds from sales of non-current assets	19,561,755
Proceeds from subsidy for facilities	712,360,039
Proceeds from collection of loans	8,811,925
Payments into time deposits	(60,000,000,000)
Proceeds from time deposit refund	60,000,000,000
Payments for long-term deposits	(190,000,000)

Net cash used in investing activities	(2,571,242,061)

III. Cash flows from financing activities
Repayments of lease obligations	(88,696,211)
Payments to National Treasury	(248,184,875)

Net cash used in financing activities	(336,881,086)

IV. Effect of exchange rate changes on funds	226,445,679
V. Net increase (decrease) in funds	35,655,405,198
VI. Funds at the beginning of the fiscal year	262,231,975,173

VII. Funds at the end of the fiscal year	297,887,380,371

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

General Account

Effective the fiscal year ended March 31, 2023, JICA adopted the revised fair value measurement accounting standard in accordance with the revised “Accounting Standards for Incorporated Administrative Agencies, Notes to Accounting Standards for Incorporated Administrative Agencies” (Revised September 21, 2021), and “Q&A on Accounting Standards for Incorporated Administrative Agencies, Notes to Accounting Standards for Incorporated Administrative Agencies” ((Last revised March 2022); hereinafter “Accounting Standards for Incorporated Administrative Agencies, etc.”)).

The revised revenue recognition standard will be adopted from next fiscal year (Fiscal year 2023) in accordance with the Accounting Standards for Incorporated Administrative Agencies, etc..

1. Revenue recognition method of operational grants

Revenue from operational grants is recognized based on the level of operational achievement.

The revenue recognition method based on term is applied for administrative operations except for the operations which have been specified as having a direct correlation between the operational achievement and operational grants.

The revenue from disaster relief operations, which are relief operations for unexpected disasters during the period, are difficult to estimate the budget and terms, as well as to specify a correlation between the operational achievement and operational grants, therefore it is recognized as the related expenses when incurred.

2. Depreciation method

(1) Tangible assets (except for lease assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	1–50 years
Structures:	1–42 years
Machinery and equipment:	1–17 years
Vehicles:	2–6 years
Tools, furniture, and fixtures:	1–15 years

The estimated depreciation costs for specific depreciable assets (Accounting Standards for Incorporated Administrative Agencies No. 87) and specific removal costs, etc., associated with asset retirement obligations (Accounting Standards for Incorporated Administrative Agencies No. 91) are indirectly deducted from capital surplus and reported as Accumulated depreciation not included in expenses.

(2) Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3) Leased assets

Leased assets are depreciated by the straight-line method over the lease term. Depreciation for leased assets is calculated with zero residual value being assigned to the asset.

3. Provision for bonuses

Provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current fiscal year. Contra-accounts for provision for bonuses are equally accrued since the financial source is secured by operational grants.

4. Provision for retirement benefits

Provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the fiscal year ended March 31, 2023. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs is as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

The financial source for lump-sum severance indemnities is secured by operational grants. The estimated amount of retirement benefits is reported as Provision for retirement benefits and Contra-accounts for provision for retirement benefits. Therefore, an equal amount is accrued for both accounts. The financial source for defined benefit corporate pension plan insurance fees and reserve shortfall is secured by operational grants. Therefore, an equal amount of Provision for retirement benefits is accrued as Contra-accounts for provision for retirement benefits.

5. Basis and standard for the accrual of allowance and loss contingencies

Allowance for loan losses

To provide for loan losses, JICA records the estimated amount of default as an allowance, taking into account the transition rate to delinquent loans for the ordinary loans. For doubtful loans, collectability is individually taken into consideration and the estimated amount of default is recorded as an allowance.

6. Standard and method for the valuation of inventories

Stored goods

Stored goods valuation is based on the lower of cost or market using the first-in, first-out (FIFO) method.

7. Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency monetary claims and liabilities are translated into Japanese yen at the spot exchange rate at the balance sheet date. Exchange differences are recognized in profit or loss.

8. Standard for expected amount to be granted from the national budget

For the expenses related to facilities for which JICA receives a subsidy, the expected amount to be granted from the national budget in the upcoming fiscal years is reported as asset and revenue according to Accounting Standards for Incorporated Administrative Agencies No.84.

9. Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

10. Accounting principles and procedures to be adopted in cases where the accounting treatment is not clearly defined in the relevant accounting standards

Accounting treatment for grant aid

Funds received from the Japanese government for grant aid are recorded as Funds for grant aid in current liabilities at the time of receipt.

Subsequently, when funds are granted to the government of the recipient countries, in accordance with their purposes, they are recorded in operating expenses as Expenses for grant aid. The same amount is transferred from current liabilities to Revenues from grant aid in ordinary income.

(Change in accounting policies)

Effective the fiscal year ended March 31, 2023, “Accounting Standards for Incorporated Administrative Agencies, Notes to Accounting Standards for Incorporated Administrative Agencies” (Revised September 21, 2021) and “Q&A on Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (Last revised March 2022) have been adopted.

(Change in presentation)

Effective the fiscal year ended March 31, 2023, along with the new segment classification and rearrangement of the content, “Expenses for domestic partnership” previously recorded as Ordinary Expenses in Statement of Income is renamed to “Expenses for domestic partnership and acceptance of foreign human resources”, and a part of “Expenses for priority sectors and regions” is rearranged into “Expenses for JICA Development Studies” (newly established) and “Expenses for domestic partnership and acceptance of foreign human resources”.

Notes to the financial statements

General Account

(Balance Sheet)

1.	Impairment of Fixed Assets

Fixed Assets with indication of impairment

(1) Overviews of fixed assets with indication of impairment

				(Unit: Yen)
Asset name	Purpose	Location	Type of asset	Book value
Chubu	Management/	Nagoya city,	Buildings	1,822,789,741

Center	Training/Accommodation	Aichi Prefecture	Structures	94,007,566

(2) Summary of indication of impairment

The facility users have decreased during the COVID-19 pandemic, therefore JICA recognized an indication of impairment.

(3) Reason for determining that assets functions as a single unit, when multiple fixed assets are judged as a unit in evaluating whether an indication of impairment exists

The assets which an indication of impairment was recognized are management, training, and accommodation facilities. Both buildings and structures are necessary for the facilities to perform their intended function, thus, these assets are determined to function as a single unit.

(4) Basis for not recognizing impairment losses

The decrease in the number of the facility users of the fixed assets was temporary based in the status of COVID-19, the fixed assets are maintained and managed on a regular basis, and they are currently being utilized as intended. As JICA plans to continue using the fixed assets in the future, impairment losses have not been recognized.

2.	Donated funds for grant aid

Grant aid is received in the form of donated funds from the government of Japan. JICA administers this grant aid based on grant agreements with the government of the recipient country. At the end of the fiscal year 2022, the outstanding balance of unexecuted grant agreements stood at ¥302,478,857,249.

3.	Assets acquired through the investment from the government to Incorporated Administrative Agency

Of accumulated other administrative service operation cost, the amount of assets acquired through the investment from the government is ¥24,983,177,203.

(Statement of Administrative Service Operation Cost)

1.	Cost being borne by the public for the operation of Incorporated Administrative Agency

Administrative service operation cost	¥266,817,333,363

Self-revenues, etc.	¥(2,010,145,607)

Opportunity cost	¥131,619,610

Cost being borne by the public for the operation of Incorporated Administrative Agency	¥264,938,807,366

2.	Method for computing opportunity cost

(1) Interest rate used to compute opportunity cost concerning government investment

0.320% with reference to the yield of 10-year fixed-rate Japanese government bonds at March 31, 2023.

(2) Method for computing opportunity cost for public officers temporarily transferred to JICA

Of the estimated increase in retirement allowance during service rendered in JICA, costs are calculated in accordance with JICA’s internal rules.

(Statement of Cash Flows)

The funds shown in the statement of cash flows consist of cash, deposit accounts, and checking accounts.

1.	Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2023)

Cash and deposits	¥303,887,380,371

Time deposits	¥(6,000,000,000)

Ending balance of funds	¥297,887,380,371

2. Description of significant non-cash transactions

(1) Assets acquired under finance leases

Tools, furniture, and fixtures	¥109,796,699

(Financial Instruments)

1. Status of financial instruments

The General Account’s fund management is limited to short-term deposits and public and corporate bonds while fund-raising consists mainly of operational grants approved by the competent minister. The General Account does not borrow from the government fund for Fiscal Investment and Loan Program (FILP), nor does it borrow funds from financial institutions or issue FILP Agency Bonds.

2. Fair value of financial instruments

Cash is excluded from the note, as well as Deposits and Accounts payable because they are settled in a short period, and thus their fair value approximates their carrying amount.

(Retirement benefits)

1. Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2. Defined benefit pension plan

(1) The changes in the retirement benefit obligation are as follows:

(Unit: Yen)

Retirement benefit obligation at the beginning of the fiscal year	23,320,249,136

Current service cost	965,532,599

Interest cost	121,004,373

Actuarial differences	125,041,695

Retirement benefit paid	(1,405,023,021)

Past service cost	0

Contribution by employees	59,840,737

Retirement benefit obligation at the end of the fiscal year	23,186,645,519

(2) The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the fiscal year	9,869,404,485

Expected return on plan assets	197,388,089

Actuarial differences	(231,753,562)

Contribution by the company	400,560,399

Retirement benefit paid	(369,965,595)

Contribution by employees	59,840,737

Plan assets at the end of the fiscal year	9,925,474,553

(3)	Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	10,110,007,106
Plan assets	(9,925,474,553)

Unfunded benefit obligations of funded pension plan	184,532,553
Unfunded benefit obligations of unfunded pension plan	13,076,638,413

Subtotal	13,261,170,966
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	13,261,170,966

Provision for retirement benefits	13,261,170,966
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	13,261,170,966

(4) Components of retirement benefit expenses

(Unit: Yen)

Current service cost	965,532,599
Interest cost	121,004,373
Expected return on plan assets	(197,388,089)
Realized actuarial differences	356,795,257
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	1,245,944,140

(5) Major components of plan assets

Percentages of components to the total are as follows:

Bonds	43%
Stocks	43%
General account of life insurance company	4%
Others	10%

Total	100%

(6) Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, the actual historical returns, and market condition, etc.

(7) Assumptions used

Principal assumptions used in actuarial calculations at the end of the fiscal year

Discount rate	Defined benefit corporate pension plan	0.23%

	Retirement benefits	0.74%

Long-term expected rate of return on plan assets		2.00%

3. Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥45,354,884.

(Lease transactions)

1. Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥3,722,400

Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥13,648,800

2. The impact of the finance lease transactions on the profit or loss in the current fiscal year was ¥(97,094). Total income for the current fiscal year after the deduction of this amount was ¥2,675,532,130.

(Asset retirement obligations)

1. Overview of asset retirement obligations

In accordance with a building lease agreement, JICA has the obligation to restore the head office building to its original state. Restoration costs are reasonably estimated and recognized as asset retirement obligations.

2. Amount and calculation method of asset retirement obligations

The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate between (0.048)% and 0.529%.

3. Changes in the total amount of asset retirement obligations in the current fiscal year

(Unit: Yen)

Balance at the beginning of the fiscal year	400,993,519

Increase related to acquisition of tangible assets	—

Adjustment resulting from passage of time	(59,936)

Decrease due to settlement of asset retirement obligations	—

Balance at the end of the fiscal year	400,933,583

(Significant contractual liabilities)

Not applicable

(Significant subsequent events)

Not applicable

The Accompanying Supplementary Schedules

General Account

(1)

Details of acquisition and disposal of non-current assets, depreciation (including depreciation not included in expenses, in accordance with “No. 87, Accounting for the Depreciation of Specific Depreciable Assets” and “No. 91, Accounting for Specific Removal Costs, etc., associated with Asset Retirement Obligations”), and accumulated impairment losses

(Unit: Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment losses		Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment losses during the period

Tangible assets (Depreciation included in expenses)	Buildings	3,922,552,937	286,714,495	140,207,302	4,069,060,130	1,163,802,492	253,431,718	0	0	2,905,257,638
	Structures	237,089,085	6,987,738	15,899,629	228,177,194	111,579,952	15,562,547	0	0	116,597,242
	Machinery and equipment	191,159,782	18,224,270	0	209,384,052	130,204,964	15,791,916	0	0	79,179,088
	Vehicles	2,350,037,661	91,771,509	83,049,884	2,358,759,286	1,594,857,280	243,247,592	0	0	763,902,006
	Tools, furniture, and fixtures	2,038,445,145	200,829,444	118,019,744	2,121,254,845	1,224,194,911	221,903,710	0	0	897,059,934
	Total	8,739,284,610	604,527,456	357,176,559	8,986,635,507	4,224,639,599	749,937,483	0	0	4,761,995,908

Tangible assets (Depreciation not included in expenses)	Buildings	39,750,230,863	480,087,105	633,091,217	39,597,226,751	19,841,338,361	1,087,060,094	0	0	19,755,888,390
	Structures	1,371,979,527	0	5,502,962	1,366,476,565	1,072,317,688	23,606,180	0	0	294,158,877
	Machinery and equipment	56,681,993	0	0	56,681,993	48,928,617	599,505	0	0	7,753,376
	Vehicles	2,988,727	0	0	2,988,727	2,689,854	0	0	0	298,873
	Tools, furniture, and fixtures	361,580,582	0	5,930,140	355,650,442	172,296,189	0	0	0	183,354,253
	Total	41,543,461,692	480,087,105	644,524,319	41,379,024,478	21,137,570,709	1,111,265,779	0	0	20,241,453,769

Tangible assets (Non-depreciable assets)	Land	14,177,935,458	0	0	14,177,935,458	0	0	8,710,639	0	14,169,224,819
	Construction in progress	466,364,801	540,582,099	357,322,804	649,624,096	0	0	0	0	649,624,096
	Total	14,644,300,259	540,582,099	357,322,804	14,827,559,554	0	0	8,710,639	0	14,818,848,915

Total tangible assets	Buildings	43,672,783,800	766,801,600	773,298,519	43,666,286,881	21,005,140,853	1,340,491,812	0	0	22,661,146,028
	Structures	1,609,068,612	6,987,738	21,402,591	1,594,653,759	1,183,897,640	39,168,727	0	0	410,756,119
	Machinery and equipment	247,841,775	18,224,270	0	266,066,045	179,133,581	16,391,421	0	0	86,932,464
	Vehicles	2,353,026,388	91,771,509	83,049,884	2,361,748,013	1,597,547,134	243,247,592	0	0	764,200,879
	Tools, furniture, and fixtures	2,400,025,727	200,829,444	123,949,884	2,476,905,287	1,396,491,100	221,903,710	0	0	1,080,414,187
	Land	14,177,935,458	0	0	14,177,935,458	0	0	8,710,639	0	14,169,224,819
	Construction in progress	466,364,801	540,582,099	357,322,804	649,624,096	0	0	0	0	649,624,096
	Total	64,927,046,561	1,625,196,660	1,359,023,682	65,193,219,539	25,362,210,308	1,861,203,262	8,710,639	0	39,822,298,592

Intangible assets (Depreciation included in expenses)	Trademark rights	7,444,573	3,845,985	0	11,290,558	7,521,128	496,184	0	0	3,769,430
	Software	5,624,114,226	303,092,955	38,208,509	5,888,998,672	3,863,813,255	1,118,155,970	0	0	2,025,185,417
	Total	5,631,558,799	306,938,940	38,208,509	5,900,289,230	3,871,334,383	1,118,652,154	0	0	2,028,954,847

Intangible assets (Depreciation not included in expenses)	Trademark rights	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0
	Total	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0

Intangible assets (Non-depreciable assets)	Trademark rights	3,845,985	0	3,845,985	0	0	0	0	0	0
	Telephone subscription rights	3,278,100	0	2,308,950	969,150	0	0	0	0	969,150
	Software in progress	295,862,323	643,667,693	235,824,098	703,705,918	0	0	0	0	703,705,918
	Total	302,986,408	643,667,693	241,979,033	704,675,068	0	0	0	0	704,675,068

Total intangible assets	Trademark rights	12,430,108	3,845,985	3,845,985	12,430,108	8,660,678	496,184	0	0	3,769,430
	Telephone subscription rights	3,278,100	0	2,308,950	969,150	0	0	0	0	969,150
	Software	5,624,114,226	303,092,955	38,208,509	5,888,998,672	3,863,813,255	1,118,155,970	0	0	2,025,185,417
	Software in progress	295,862,323	643,667,693	235,824,098	703,705,918	0	0	0	0	703,705,918
	Total	5,935,684,757	950,606,633	280,187,542	6,606,103,848	3,872,473,933	1,118,652,154	0	0	2,733,629,915

Investments and other assets	Long-term deposits	2,000,000	190,000,000	0	192,000,000	0	0	0	0	192,000,000
	Long-term loans for development projects	58,500,000	0	6,500,000	52,000,000	0	0	0	0	52,000,000
	Long-term loans for emigration projects	17,050,820	40,210,272	77,362	57,183,730	0	0	0	0	57,183,730
	Allowance for loan losses (non-current)	(16,941,688)	(40,210,272)	(7,342)	(57,144,618)	0	0	0	0	(57,144,618)
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	303,132,315	24,420,694	249,532,471	78,020,538	0	0	0	0	78,020,538
	Allowance for loan losses (non-current)	(303,132,315)	0	(225,111,777)	(78,020,538)	0	0	0	0	(78,020,538)
	Long-term prepaid expenses	6,661,400	14,222,012	5,627,944	15,255,468	0	0	0	0	15,255,468
	Expected amount to be granted from the national budget	520,300	1,742,664	0	2,262,964	0	0	0	0	2,262,964
	Long-term guarantee deposits	1,667,329,387	105,939,108	81,183,758	1,692,084,737	0	0	0	0	1,692,084,737
	Contra-accounts for provision for retirement benefits	13,450,844,651	845,383,741	1,035,057,426	13,261,170,966	0	0	0	0	13,261,170,966
	Total	15,185,964,870	1,181,708,219	1,152,859,842	15,214,813,247	0	0	0	0	15,214,813,247

(Note)   Contra-accounts for provision for retirement benefits is described in No. 4 of Significant Accounting Policies.

General Account

(2) Details of inventories

							(Unit: Yen)

Type	Balance at the beginning of the period	Increase during the period		Decrease during the period		Balance at the end of the period	Remarks
		Purchase, manufacturing and transfer for the current fiscal year	Others	Delivery and transfer	Others

Stored goods	286,182,905	397,608,376	0	293,984,073	0	389,807,208

Stockpile	286,182,905	397,608,376	0	293,984,073	0	389,807,208

Japan	51,423,676	0	0	0	0	51,423,676

USA	67,824,540	103,639,374	0	24,462,817	0	147,001,097

Republic of Singapore	124,111,005	129,803,006	0	128,759,554	0	125,154,457

UAE	32,756,724	164,165,996	0	140,761,702	0	56,161,018

Republic of Palau	5,076,454	0	0	0	0	5,076,454

Republic of Marshall Islands	4,990,506	0	0	0	0	4,990,506

Payments for uncompleted contracted programs	335,913,524	204,528,905	0	0	0	540,442,429

Total	622,096,429	602,137,281	0	293,984,073	0	930,249,637

General Account

(3) Details of loans

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection	Others

Other short-term loans

Loans for development projects	6,500,000	6,500,000	6,500,000	0	6,500,000

Loans for emigration projects	54,594	58,402	54,594	(5,053)	63,455

Subtotal	6,554,594	6,558,402	6,554,594	(5,053)	6,563,455

Other long-term loans

Loans for development projects	58,500,000	0	0	6,500,000	52,000,000

Loans for emigration projects	320,183,135	64,630,966	2,148,663	247,461,170	135,204,268

Subtotal	378,683,135	64,630,966	2,148,663	253,961,170	187,204,268

Total	385,237,729	71,189,368	8,703,257	253,956,117	193,767,723

(Note)	“Others” shown under “Decrease during the period” is due to transfer from long-term to short-term loans, debt relief/reduction, year-end translation difference, etc.

General Account

(4) Details of provisions

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Intended use	Others

Provision for bonuses	1,174,506,410	1,364,163,199	1,174,506,410	0	1,364,163,199

Total	1,174,506,410	1,364,163,199	1,174,506,410	0	1,364,163,199

General Account

(5) Details of allowance for loan losses, etc.

							(Unit: Yen)
Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period

(Development projects)

Short-term loans for development projects	6,500,000	0	6,500,000	0	0	0

Ordinary loans	6,500,000	0	6,500,000	0	0	0	Breakdown of the preservation of claims for the year-end balance of loans is as follows: Joint and several guarantee ¥6,500,000

Long-term loans for development projects	58,500,000	(6,500,000)	52,000,000	0	0	0

Ordinary loans	58,500,000	(6,500,000)	52,000,000	0	0	0	Breakdown of the preservation of claims for the year-end balance of loans is as follows: Joint and several guarantee ¥52,000,000

(Development projects in total)	65,000,000	(6,500,000)	58,500,000	0	0	0

(Emigration projects)

Short-term loans for emigration projects	54,594	8,861	63,455	8,205	6,656	14,861

Ordinary loans	54,594	8,861	63,455	8,205	6,656	14,861

Long-term loans for emigration projects	320,183,135	(184,978,867)	135,204,268	320,074,003	(184,908,847)	135,165,156

Ordinary loans	128,435	(77,362)	51,073	19,303	(7,342)	11,961

Doubtful loans	16,922,385	40,210,272	57,132,657	16,922,385	40,210,272	57,132,657

Claims probable in bankruptcy, claims probable in rehabilitation, and other	303,132,315	(225,111,777)	78,020,538	303,132,315	(225,111,777)	78,020,538

(Emigration projects in total)	320,237,729	(184,970,006)	135,267,723	320,082,208	(184,902,191)	135,180,017

Total	385,237,729	(191,470,006)	193,767,723	320,082,208	(184,902,191)	135,180,017

(Note)	Standard for appropriation of allowance for loan losses is described in No. 5 of Significant Accounting Policies.

General Account

(6) Details of provision for retirement benefits

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Total retirement benefit obligations	23,320,249,136	1,271,419,404	1,405,023,021	23,186,645,519
Retirement benefits	13,209,372,372	902,323,467	1,035,057,426	13,076,638,413
Defined benefit corporate pension plan	10,110,876,764	369,095,937	369,965,595	10,110,007,106
Unrecognized past service cost and unrecognized actuarial differences	0	0	0	0
Plan assets	9,869,404,485	426,035,663	369,965,595	9,925,474,553
Provision for retirement benefits	13,450,844,651	845,383,741	1,035,057,426	13,261,170,966

General Account

(7) Details of asset retirement obligations

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligations of restoration to original state based on a building lease agreement	400,993,519	0	59,936	400,933,583	Specified expenses in Accounting Standards for Incorporated Administrative Agencies No. 91

General Account

(8) Details of capital surplus

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Facility expenses	4,182,518,908	480,087,105	0	4,662,606,013	Increase due to acquisition of non-current assets
Operational grants	98,208,983	0	0	98,208,983
Donations and others	2,000,000	0	0	2,000,000
Capital reduction	3,605,147,304	0	0	3,605,147,304
Specified assets in Accounting Standards for Incorporated Administrative Agencies No. 87	(122,494,000)	0	0	(122,494,000)
Lease contracts	(113,690,859)	0	0	(113,690,859)
Reserve fund carried over from the previous Mid-term Objective period	466,129,672	0	0	466,129,672
Total	8,117,820,008	480,087,105	0	8,597,907,113

General Account

(9) Details of operational grant liabilities, transfer for the current period, etc.

1. Details of changes in operational grant liabilities

(Unit: Yen)

Balance at the beginning of the period	Operational grants for the current period	Transfer for the current period				Offset by contra- accounts for provision	Balance at the end of the period
		Revenues from operational grants	Contra-accounts for assets funded by operational grants	Capital surplus	Subtotal
0	171,335,162,000	103,454,342,312	1,608,292,249	0	105,062,634,561	2,610,124,235	63,662,403,204

2. Details of the transfer amount from operational grant liabilities and the main usage

(1) Details of the transfer amount to operational grant revenue and the main usage			(Unit: Yen)

Classification	Revenues from operational grants	Main usages of operational grants
		Expenses	Main usages
Transfer based on operation achievement method
Priority development cooperation issues	61,533,589,655	54,191,696,389	Personnel expenses: ¥10,960,902,683, Outsourcing expenses: ¥23,128,307,283, Other expenses: ¥20,102,486,423
JICA Development Studies	8,490,902,539	10,845,785,552	Personnel expenses: ¥884,145,907, Fees paid to experts: ¥1,387,282,512, Other expenses: ¥8,574,357,133
Partnerships with the private sector	3,758,997,772	4,156,711,090	Personnel expenses: ¥433,420,880, Outsourcing expenses: ¥2,180,533,867, Other expenses: ¥1,542,756,343
Partnerships with various development partners	14,089,047,972	16,242,057,376	Personnel expenses: ¥1,911,406,443, Outsourcing expenses: ¥3,858,348,812, Other expenses: ¥10,472,302,121
Strengthen foundations for operational implementation	4,142,471,591	5,329,631,773	Personnel expenses: ¥634,678,361, Fees paid to experts: ¥2,179,150,753, Other expenses: ¥2,515,802,659
Common	238,403,334	31,180,968	Personnel expenses: ¥31,180,968
Transfer based on term method
Common	10,722,527,033	10,452,161,403	Personnel expenses: ¥3,216,231,239, Rents: ¥1,038,748,359, Other expenses: ¥6,197,181,805
Transfer based on the related expenses are incurred
Disaster relief activities	478,402,416	1,026,115,720	Travelling and transportation expenses: ¥228,934,072, Outsourcing expenses: ¥203,872,632, Other expenses: ¥593,309,016
Total	103,454,342,312	102,275,340,271

(2) Details of transfer amount to contra-accounts for assets funded by operational grants and main usages	(Unit: Yen)

Segment	Transfer amount to contra-accounts for assets funded by operational grants
	Transfer amount	Main usages
Priority development cooperation issues	830,983,944	Software in progress: ¥405,066,967 Facilities attached to buildings: ¥95,008,936 Others: ¥330,908,041
JICA Development Studies	66,785,386	Software in progress: ¥32,674,161 Tools, furniture, and fixtures: ¥7,847,817 Others: ¥26,263,408
Partnerships with the private sector	30,778,753	Software in progress: ¥16,017,338 Facilities attached to buildings: ¥2,791,066 Others: ¥11,970,349
Partnerships with various development partners	156,473,561	Software in progress: ¥70,637,212 Tools, furniture, and fixtures: ¥19,132,613 Others: ¥66,703,736
Strengthen foundations for operational implementation	446,668,344	Stored goods: ¥397,149,976 Software in progress: ¥23,454,933 Others: ¥26,063,435
Common	76,602,261	Software: ¥50,879,016 Software in progress: ¥13,082,568 Others: ¥12,640,677
Total	1,608,292,249

3. Details of offset by contra-accounts for provision		(Unit: Yen)
Segment	Offset by provision of allowance
	Offset amount	Details of offset
Priority development cooperation issues	989,466,260	Contra-accounts for provision for bonuses: ¥733,889,970 Contra-accounts for provision for retirement benefits: ¥255,576,290
JICA Development Studies	79,813,915	Contra-accounts for provision for bonuses: ¥59,198,210 Contra-accounts for provision for retirement benefits: ¥20,615,705
Partnerships with the private sector	39,125,914	Contra-accounts for provision for bonuses: ¥29,019,803 Contra-accounts for provision for retirement benefits: ¥10,106,111
Partnerships with various development partners	174,275,853	Contra-accounts for provision for bonuses: ¥129,681,028 Contra-accounts for provision for retirement benefits: ¥44,594,825
Strengthen foundations for operational implementation	104,040,619	Contra-accounts for provision for bonuses: ¥78,964,716 Contra-accounts for provision for retirement benefits: ¥25,075,903
Common	1,223,401,674	Contra-accounts for provision for bonuses: ¥143,752,683 Contra-accounts for provision for retirement benefits: ¥1,079,648,991
Total	2,610,124,235

4. Details of the balance of operational grant liabilities		(Unit: Yen)
Balance of operational grant liabilities		Reasons for the accrual of balance and revenue generation plan
Balance in relation to operations to which the revenue recognition method based on operation achievement is applied	62,364,689,900

The balance of operational grant liabilities carried forward to the next fiscal year and revenue generation plan are as follows.

(1) Priority development cooperation issues

A part of technical cooperation projects and training programs to solve development issues in developing regions will be implemented in the next fiscal year due to the circumstances of the partner countries and delays in equipment procurement, etc.. Hence, ¥55,519,704,942 (including advanced payments, etc.

¥9,018,662,045) will be transferred to revenue in the next fiscal year.

(2) JICA Development Studies

In JICA Development Studies Program, which is a program to prepare future leaders in development, a part of the projects to accept training participant will be implemented in the next fiscal year due to the circumstances of the partner countries and the partners which accept the trainees. Hence, ¥787,511,869 (including advanced payments, etc. ¥746,678) will be transferred to revenue in the next fiscal year.

(3) Partnerships with the private sector

In partnerships with the private sectors which promote development cooperation using private sector’s technologies, products, systems, funds, etc., and small business support projects, a part of research and demonstration projects will be implemented in the next fiscal year due to the circumstances of the partner countries. Hence, ¥1,672,486,150 (including advanced payments, etc. ¥55,821,417) will be transferred to revenue in the next fiscal year.

(4) Partnerships with various development partners

In civil participation programs which promote citizens to participate in development cooperation and science and technology cooperation, a part of the cooperation programs will be implemented in the next fiscal year due to circumstances of the partner countries. Hence, ¥4,880,126,656 (including advanced payments, etc. ¥1,630,950,642) will be transferred to revenue in the next fiscal year.

(5) Others

The total amount of advanced payments, etc. excluding the amount noted in (1) to (4) is ¥52,573,587

Amount of ¥62,364,689,900, which is the amount after deduction of exceeded expenditure regarding disaster relief activities of ¥547,713,304 from the total amount of (1) to (5) ¥62,912,403,204, is carried forward to the next fiscal year.

Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	0	The balance of operational grant liabilities is not carried forward to the next fiscal year.
Undistributed amount, etc.	1,297,713,304

Amount reserved to prepare for shortages in corporate operations: ¥750,000,000

Amount spent in excess of the allocated amount due to disaster relief operations that occurred in the fourth quarter: ¥547,713,304 (will be monetized in the last year of Mid-term Objective period.)

Total	63,662,403,204

General Account

(10) Details of facility expenses

(Unit: Yen)

		Breakdown of the accounting treatment mentioned on the left side				Remarks
Classification	Amount granted in the current period	Contra-accounts for construction in progress funded by subsidy for facilities	Capital surplus	Revenues from subsidy for facilities	Expected amount to be granted from the national budget

Program to improve domestic offices	920,173,804	432,232,900	468,002,505	19,938,399	0

Total	920,173,804	432,232,900	468,002,505	19,938,399	0

General Account

(11) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people

Officers	(647)	(1)	(—)	(—)
	173,664	12	11,256	2

Employees	(—)	(—)	(—)	(—)
	16,548,951	2,252	1,054,982	116

Total	(647)	(1)	(—)	(—)
	16,722,615	2,264	1,066,238	118

(Notes)

1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers and employees during the period is used.

4. Others Figures in parentheses ( ) indicate the number of part-time officers or employees classified as external members.

General Account

(12) Segment information to be disclosed

											(Unit: Yen)

Classification	(1) Priority development cooperation issues	(2) JICA Development Studies	(3) Partnerships with the private sector	(4) Partnerships with various development partners	(5) Strengthen foundations for operational implementation	(6) Grant aid	(7) Contracted programs	(8) Other operations	Subtotal	(9) Corporate common expenses, etc.	Total
I. Administrative service operation cos
Expenses in the statement of income	105,509,418,052	8,510,769,854	4,172,100,245	18,399,158,108	6,109,400,514	108,682,123,838	66,988,219	124,400,084	251,574,358,914	13,843,501,535	265,417,860,449
Other administrative service operation costs
Depreciation not included in expenses	—	—	—	—	—	—	—	—	—	1,111,265,779	1,111,265,779
Interest expenses not included in expenses	—	—	—	—	—	—	—	—	—	(59,936)	(59,936)
Disposal and sale differential not included in expenses	—	—	—	—	—	—	—	—	—	288,267,071	288,267,071
Total other administrative service operation cost	—	—	—	—	—	—	—	—	—	1,399,472,914	1,399,472,914
Administrative service operation cos	105,509,418,052	8,510,769,854	4,172,100,245	18,399,158,108	6,109,400,514	108,682,123,838	66,988,219	124,400,084	251,574,358,914	15,242,974,449	266,817,333,363
II. Cost being borne by the public for the operation of Incorporated Administrative Agency	105,230,013,948	8,510,769,854	4,172,100,245	18,389,514,212	6,109,400,514	108,682,123,838	(3,306)	0	251,093,919,305	13,844,888,061	264,938,807,366
III. Operating expenses, revenues, and profits and losses
Operating expenses	105,509,418,052	8,510,769,854	4,172,100,245	18,399,158,108	6,109,400,514	108,682,123,838	66,988,219	124,400,084	251,574,358,914	21,681,063	251,596,039,977
Outsourcing expenses	44,578,037,296	894,048,387	2,656,653,135	5,148,968,777	1,178,091,020	0	1,207,376	17,368,885	54,474,374,876	21,681,063	54,496,055,939
Fees paid to experts	19,858,156,389	1,392,591,212	589,617,502	4,718,993,769	2,203,840,258	0	4,628,298	100,260,100	28,868,087,528	0	28,868,087,528
Travelling and transportation expenses	2,203,668,415	177,755,835	87,138,435	384,284,591	397,507,404	0	0	0	3,250,354,680	0	3,250,354,680
Personnel expenses	10,960,902,683	884,145,907	433,420,880	1,911,406,443	634,678,361	0	0	0	14,824,554,274	0	14,824,554,274
Rents	2,593,810,522	209,226,103	102,565,607	452,319,146	150,191,591	0	0	0	3,508,112,969	0	3,508,112,969
Fund provision	0	0	0	0	0	108,682,123,838	0	0	108,682,123,838	0	108,682,123,838
Other expenses	25,314,842,747	4,953,002,410	302,704,686	5,783,185,382	1,545,091,880	0	61,152,545	6,771,099	37,966,750,749	0	37,966,750,749
General administrative expenses	—	—	—	—	—	—	—	—	—	11,855,680,520	11,855,680,520
Fees paid to experts	—	—	—	—	—	—	—	—	—	740,118,362	740,118,362
Personnel expenses	—	—	—	—	—	—	—	—	—	3,247,412,207	3,247,412,207
Rents	—	—	—	—	—	—	—	—	—	1,038,748,359	1,038,748,359
Other expenses	—	—	—	—	—	—	—	—	—	6,829,401,592	6,829,401,592
Depreciation	—	—	—	—	—	—	—	—	—	1,868,596,993	1,868,596,993
Provision of allowance for loan losses	—	—	—	—	—	—	—	—	—	8,220,381	8,220,381
Miscellaneous losses	0	0	0	0	0	0	0	0	0	2,308,829	2,308,829
Total	105,509,418,052	8,510,769,854	4,172,100,245	18,399,158,108	6,109,400,514	108,682,123,838	66,988,219	124,400,084	251,574,358,914	13,756,487,786	265,330,846,700

Operating revenues
Revenues from operational grants	61,533,589,655	8,490,902,539	3,758,997,772	14,089,047,972	4,620,874,007	0	0	0	92,493,411,945	10,960,930,367	103,454,342,312
Revenues from grant aid	0	0	0	0	0	108,682,123,838	0	0	108,682,123,838	0	108,682,123,838
Revenues from contracted programs	0	0	0	0	0	0	66,991,525	0	66,991,525	0	66,991,525
Revenues from interest on development projects	0	0	0	0	0	0	0	0	0	153,927	153,927
Revenues from emigration projects	0	0	0	0	0	0	0	0	0	888,608	888,608
Revenue from subsidy for facilities	0	0	0	0	0	0	0	0	0	19,938,399	19,938,399
Revenues from expected amount to be granted from the national budget	0	0	0	0	0	0	0	0	0	1,742,664	1,742,664
Donations	0	0	0	0	0	0	0	124,400,084	124,400,084	0	124,400,084
Reversal of contra-accounts for assets	0	0	0	0	293,735,918	0	0	0	293,735,918	1,731,983,699	2,025,719,617
Revenues from contra-accounts for provision for bonuses	0	0	0	0	0	0	0	0	0	1,364,163,199	1,364,163,199
Revenues from contra-accounts for provision for retirement benefits	0	0	0	0	0	0	0	0	0	1,245,944,140	1,245,944,140
Financial revenues	0	0	0	0	0	0	0	0	0	260,763,857	260,763,857
Miscellaneous income	279,404,104	0	0	9,643,896	0	0	0	0	289,048,000	1,254,787,945	1,543,835,945
Total	61,812,993,759	8,490,902,539	3,758,997,772	14,098,691,868	4,914,609,925	108,682,123,838	66,991,525	124,400,084	201,949,711,310	16,841,296,805	218,791,008,115

Operating income or loss	(43,696,424,293)	(19,867,315)	(413,102,473)	(4,300,466,240)	(1,194,790,589)	0	3,306	0	(49,624,647,604)	3,084,809,019	(46,539,838,585)

IV. Extraordinary income or losses, etc.
Extraordinary losses	0	0	0	0	0	0	0	0	0	87,013,749	87,013,749
Extraordinary income	0	0	0	0	0	0	0	0	0	85,752,100	85,752,100
Net income or loss	(43,696,424,293)	(19,867,315)	(413,102,473)	(4,300,466,240)	(1,194,790,589)	0	3,306	0	(49,624,647,604)	3,083,547,370	(46,541,100,234)
Reversal of reserve fund carried over from the previous Mid-term Objective period	44,433,809,908	27,333,427	654,420,772	4,036,430,789	56,879,767	0	0	0	49,208,874,663	7,660,607	49,216,535,270
Total income or loss for the current fiscal year	737,385,615	7,466,112	241,318,299	(264,035,451)	(1,137,910,822)	0	3,306	0	(415,772,941)	3,091,207,977	2,675,435,036

V. Total assets
Cash and deposits	0	0	0	0	0	225,035,031,154	363,733,606	67,148,483	225,465,913,243	78,421,467,128	303,887,380,371
Advance payments	17,117,689,082	120,887	375,165,892	3,060,844,766	40,626,024	0	0	0	20,594,446,651	0	20,594,446,651
Buildings	0	0	0	0	0	0	0	0	0	22,661,146,028	22,661,146,028
Other assets	206,771,855	254,652,063	5,036,133	43,264,442	393,911,161	207,348	575,075,256	248,632,037	1,727,550,295	37,707,218,862	39,434,769,157
Total	17,324,460,937	254,772,950	380,202,025	3,104,109,208	434,537,185	225,035,238,502	938,808,862	315,780,520	247,787,910,189	138,789,832,018	386,577,742,207

(Note)        1. Segment classification and main descriptions

Operations are classified into seven segments in accordance with descriptions of the Mid-term Plan based on operations specified in Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency.

Reclassification of the segment information of fiscal year 2021 in accordance with the segments of the fiscal year 2022 and reclassification of the segment information of fiscal year 2022 in accordance with the segments of the fiscal year 2021 are difficult in practice. Thus, such information is not disclosed.

Operations in relation to donations and operations prescribed in Article 13 are organized as other operations.

1) Priority development cooperation issues

2) JICA Development Studies

3) Partnerships with the private sector

4) Partnerships with various development partners

5) Strengthen foundations for operational implementation

6) Grant aid

7) Contracted programs

2. Disclosure of operating expenses

Operating expenses are classified in Operating expenses in the Statement of Income according to their nature. Items that account for less than 5% of the total amount allocated to each segment are included in Other expenses.

The relationship between Operating expenses in this list and Operating expenses in the Statement of Income is as follows:

1) Priority development cooperation issues: amount of expenses for priority sectors and region

2) JICA Development Studies: amount of expenses for JICA Development Studies

3) Partnerships with the private sector: amount of expenses for private sector partnership

4) Partnerships with various development partners: amount of expenses for domestic partnerships

5) Strengthen foundations for operational implementation: amount of expenses for other operations

6) Grant aid: amount of expenses for grant aid

7) Contracted programs: amount of expenses for contracted programs

8) Other operations: amount of expenses for donation projects

9) Corporate common expenses, etc.: amounts of facility expenses

(2) Personnel expenses and Rents which are recorded in Administrative service operation cost and General administrative expenses that have been classified as corporate common expenses, etc. cannot be allocated to each segment due to the following reasons:

1) Personnel expenses: employees are in charge of several operations and their involvement in each operation is not uniform.

2) Rents: a wide variety of buildings are included in target property and they are used for multiple operations.

3. Assets are listed in accordance with the accounts in the balance sheet. Items that account for less than 5% of total assets are included in other assets.

4. Because Operating expenses for 1) Priority development cooperation issues and 4) Partnerships with various development partners are financed not only by operational grants but also by revenues from operations, the corresponding amounts are shown as Miscellaneous income, etc. in Operating revenues.

5. “-” is shown in the columns of items which have been allocated only to corporate common expenses, etc., because they cannot be allocated to individual segments.

General Account

(13) Details of grant-in-aid for scientific research

			(Unit: Yen)
Classification	Amounts granted in the current period	Number of the projects	Remarks
Grant-in-Aid for Scientific Research on Innovative Areas	(50,000) 15,000	1	Japan Society for the Promotion of Science Grant-in-Aid for Scientific Research
Grant-in-Aid for Encouragement of Scientists	(456,564) 0	2
Grant-in-Aid for Scientific Research C	(6,020,859) 1,410,000	4
Grant-in-Aid for Young Scientists	(700,000) 210,000	1
Total	(7,227,423) 1,635,000	8

(Note)	Amounts granted in the current period indicate the amounts equivalent to indirect expenses. The amounts equivalent to direct expenses are indicated in parentheses ( ).

General Account

(14) Details of main assets and liabilities other than those mentioned above

1. Cash and deposits

			(Unit:Yen)
Classification		Amount	Remarks

Cash		2,312,083

Cash in foreign currency		31,454,630

Deposit accounts		293,849,206,784

Checking accounts		4,768,852

Deposit accounts in foreign currency		355,794,557

Checking accounts in foreign currency		3,643,843,465

Time deposits		6,000,000,000

Total		303,887,380,371
2. Advance payments
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks
Operating expenses	20,594,446,651	Nippon Koei Co., Ltd. and others
Total	20,594,446,651

3. Funds for grant aid			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Funds for grant aid	218,148,074,505	Government of Ukraine and others
Total	218,148,074,505
4. Accounts payable
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Operating expenses	14,436,711,356	Nippon Koei Co., Ltd. and others

General administrative expenses	1,860,166,380	Accenture Japan Ltd and others

Expenses for grant aid	6,887,163,997	Government of Republic of Cote d’Ivoire and others

Subsidy for facilities	236,518,200	Fujiko Co., Ltd. and others

Expenses for contracted programs	88,944,113	Japan Forest Technology Association and others

Expenses for donation projects	3,825,014	Specified Nonprofit Corporation Little Bees International and others

Others	102,895,056	Japan International Cooperation Agency mutual aid association and others
Total	23,616,224,116

General Account

(15) Details of relevant public interest corporations

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Japan Overseas Cooperative Association				The Association of Nikkei & Japanese Abroad
Outline of operations

(1)  International cooperative activities in developing countries and activities pertaining to the promotion, promulgation, and edification of international exchange and global understanding.

(2)  Assistance for postdisaster restoration and peace-building activities.

(3)  Activities pertaining to cooperation and collaboration with international and domestic support agencies, international cooperation associations, and other institutions.

(4)  Activities pertaining to support for the development of a multicultural symbiotic society and vitalization and internationalization of societies.

(5)  Activities to support integrated community building and human resource development involving various sectors for the purpose of regional revitalization in cooperation in local communities.

1. Planning, support on coordination and implementation of project for the purpose of integrated community building including various sectors such as education, welfare service and industrial promotion

2. Category II social welfare services prescribed in article 2 of the Social Welfare Act

(a)  Based on Child Welfare Act:

-  day care services for handicapped children

-  consultation services for handicapped children

-  after-school child sound upbringing services

-  regional base services of the child care support

-  nursery center management services

(b) Based on act on Social Welfare for the Elderly

-  senior in-home care services

-  senior day-services

(c)  Based on act to comprehensively support daily and social lives of persons with disabilities

-  welfare services for persons with disabilities

-  consultation support services

-  services to support regional life

-  management of community activity support centers

3. Human resource development and training

(6)  Other activities necessary to achieve the objectives of the Association.

(1)   Support and promulgation of economic, cultural, educational, and social activities in cooperation with overseas and domestic Japan-related organizations or by itself.

(2)   Cooperation pertaining to carrying out of international cooperative activities and international exchange activities.

(3)   Collaboration with municipalities and international exchange associations

(4)   Promulgation both at home and abroad of research outcomes and knowledge regarding activities pertaining international cooperation and international exchange endeavors

(5)   Provision of information and collaboration regarding migration and overseas expansion of businesses

(6)   Establishment and operation of centers for Japanese abroad

(7)   Consultations and intermediation for and regarding Japanese abroad

(8)   Publicity of and edification regarding situations in Japan

(9)   Organizing of the convention of Nikkei and Japanese abroad

(10)  Edification regarding investment from overseas, investment overseas, and businesses

(11)  Other activities necessary for the fulfillment of public good

Name of officers	Number of officers: 9 Representative Director and President: Ryosei Oya Board member: Kazuto Kitano (Former Director General of the Nihonmatsu Training Center of JICA)				Number of officers: 17 Representative Director and President: Shinji Hirai

Association chart on transactions between relevant public interest corporations and JICA
Japan Overseas Cooperative Association
	JICA				JICA		The Association of Nikkei & Japanese Abroad

		(Operation Consignment)				(Operation Consignment)

Assets		4,118,694,751 yen					231,543,505 yen

Liabilities		2,075,716,739 yen					165,247,864 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		1,767,943,325 yen					63,148,349 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	45,525,989 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	2,947,168,499 yen			- Other revenues		432,893,007 yen

¡ Expenses	¡ Expenses	3,051,689,212 yen			¡ Expenses		429,745,715 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	334,029,411 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	0 yen			- Other revenues		0 yen

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		0 yen

Balance of net assets at the end of the fiscal year		2,042,978,012 yen					66,295,641 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 249,650,207 yen, Accounts receivable: 51,417,101 yen				Accounts payable: 77,332,400 yen, Accounts receivable: N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	2,699,222,842 yen			Total operating revenues:	426,900,953 yen
	(Breakdown: JICA transactions		1,427,524,462 yen	52.9%)	(Breakdown: JICA transactions			295,235,812 yen	69.2%)
	Competitive contract (		1,098,956,328 yen	77.0%)	Competitive contract	(		33,750,021 yen	11.4%)
	Planning competition and public selection (		56,040,929 yen	3.9%)	Planning competition and public selection	(		31,495,685 yen	10.7%)
	Non-competitive negotiated contracts (		33,651,137 yen	2.4%)	Non-competitive negotiated contracts	(		229,867,046 yen	77.9%)
	Other (		238,876,068 yen	16.7%)	Other	(		123,060 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2021, through March 31, 2022.				(Note 1) The above amount pertains to the period from April 1, 2021, through March 31, 2022.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Kitakyushu International Techno-Cooperative Association				Pacific Resource Exchange Center
Outline of operations

(1)   Development of necessary research studies and educational curriculums, creation and undertaking of training programs, dispatch of experts, and transfer of technologies overseas

(2)   Planning and undertaking of activities to promote international goodwill

(3)   Planning and undertaking of other activities for the purpose of fulfilling the aims of this association

(1)   Fostering human resources to contribute mainly to the growth of developing countries, etc.

(2)   Economic, cultural, and personal exchange activities mainly with developing countries, etc.

(3)   Cultivating human resources tasked with economic, cultural, and personal exchange activities mainly with developing countries, etc.

(4)   Gathering information and research/study related to economic cooperation

(5)   Public awareness and publicity concerning the aforementioned activities

(6)   Other activities necessary for the achievement of objectives of this corporate body

Name of officers	Number of officers: 11 President: Ikuya Yamamoto				Number of officers: 19 Representative Director and President: Kiyoshi Otsubo

Association chart on transactions between relevant public interest corporations and JICA
		Kitakyushu International Techno- Cooperative Association					Pacific Resource Exchange Center
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		643,669,032 yen					4,466,125,794 yen

Liabilities		21,081,431 yen					78,375,245 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		633,206,220 yen					4,489,258,380 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		32,600,000 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		116,274,394 yen		- Other revenues			121,357,810 yen

¡ Expenses	¡ Expenses		159,211,845 yen		¡ Expenses			222,865,641 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen

¡ Expenses	¡ Expenses		281,168 yen		¡ Expenses			0 yen

Balance of net assets at the end of the fiscal year		622,587,601 yen					4,387,750,549 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: N/A, Accounts receivable: 1,216,446 yen				Accounts payable: 20,625,146 yen, Accounts receivable: N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	110,483,805 yen			Total operating revenues:	44,813,294 yen
	(Breakdown: JICA transactions		100,869,625 yen	91.3%)	(Breakdown: JICA transactions			40,664,685 yen	90.7%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		20,625,146 yen	50.7%)
	Planning competition and public selection (		93,223,946 yen	92.4%)	Planning competition and public selection	(		20,039,539 yen	49.3%)
	Non-competitive negotiated contracts (		7,645,679 yen	7.6%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	Other (		0 yen	0.0%)	Other	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2021, through March 31, 2022.				(Note 1) The above amount pertains to the period from April 1, 2021, through March 31, 2022.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Overseas Agricultural Development Association				Supporting Organization of J.O.C.V.
Outline of operations

(1) Proposal regarding effective undertaking of overseas agricultural development cooperation

(2) Guidance and advice for overseas agricultural development cooperation by private-sector companies

(3) Cooperation for activities by the government and private-sector companies regarding overseas agricultural development cooperation

(4) Research and study regarding overseas agricultural development cooperation

(5) Gathering and providing of information regarding overseas agricultural development cooperation

(6) Carrying out of collaborative activities with community organizations regarding rural community promotion in Japan

(7) Capacity building and securing of personnel who engage in rural community promotion in Japan

(8) Activities for foreign technical intern training acceptance

(9) Establishment and operation of necessary facilities for aforementioned activities

(10) Other activities necessary to fulfill the aims of this organization

(1)   Activities for the diffusion of cooperation volunteers’ activities for awareness raising and for understanding promotion

(2)   Activities for promoting participation in cooperation volunteers

(3)   Activities for assisting cooperation volunteers’ local activities

(4)   Activities for leveraging cooperation volunteers’ experience for society

(5)   Social contribution projects based on collaboration with citizen volunteers

(6)   Activities for placement and staffing

(7)   Other activities necessary to achieve the objectives of this corporation

Name of officers	Number of officers: 9 Representative Director: Hidekazu Toyohara				Number of officers: 16 President and Representative Director: Yasuhiro Yamamoto Standing Director General: Kazuhisa Matsuoka (Former Senior Vice President of JICA)

Association chart on transactions between relevant public interest corporations and JICA
Overseas Agricultural Development Association
	JICA				JICA		Supporting Organization of J.O.C.V.

		(Operation Consignment)				(Operation Consignment)

Assets		40,916,419 yen					49,421,357 yen

Liabilities		10,688,759 yen					9,943,406 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		3,713,257 yen					41,139,585 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		3,000,000 yen

- Other revenues	- Other revenues	144,025,165 yen			- Other revenues		128,635,369 yen

¡ Expenses	¡ Expenses	117,510,762 yen			¡ Expenses		133,297,003 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	0 yen			- Other revenues		0 yen

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		0 yen

Balance of net assets at the end of the fiscal year		30,227,660 yen					39,477,951 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 15,141,500 yen, Accounts receivable: 2,035,643 yen				Accounts payable: 13,865,795 yen, Accounts receivable: N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	142,201,828 yen			Total operating revenues:	123,497,207 yen
	(Breakdown: JICA transactions		128,037,626 yen	90.0%)	(Breakdown: JICA transactions			110,515,500 yen	89.5%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		107,783,300 yen	97.5%)
	Planning competition and public selection (		128,037,626 yen	100.0%)	Planning competition and public selection	(		0 yen	0.0%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	Other (		0 yen	0.0%)	Other	(		2,732,200 yen	2.5%)

(Note 1) The above amount pertains to the period from April 1, 2021, through March 31, 2022.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Tokachi Regional Activation Support Organization				Japan Forest Technology Association
Outline of operations

(1)   Business about local problem solution

(2)   Business about activation of area

(3)   Business related to employee training, recruitment activities, and internships at local companies

(4)   Business of paid employment placement based on Employment Security Act

(5)   Business of undertaking of various operations

(6)   Business of renting various equipments, etc.

(7)   Business of food produce and sales

(8)   Other business required to achieve the purpose of the corporation

(1)   Consideration and recommendations on forest policy based on scientific technology

(2)   Development and promotion of forest technology

(3)   Training and qualification of forest engineers

(4)   Academic encouragement and organization of seminars, etc.

(5)   Information collection, survey and research

(6)   Support for the preparation of forest management plans, land survey and design

(7)   Utilization and inspection of aerial photographs and satellite data

(8)   Forest certification

(9)   International cooperation and international exchange

(10)  Publication and sale of forestry equipment and instruments

(11)  Dispatch of forest engineers

(12)  Other activities necessary to achieve the purpose of our association

Name of officers	Number of officers: 11 Representative Director: Takeharu Matsumoto				Number of officers: 19 President: Takamasa Fukuda

Association chart on transactions between relevant public interest corporations and JICA
		Tokachi Regional Activation Support Organization					Japan Forest Technology Association
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		10,147,535 yen					2,679,293,900 yen

Liabilities		14,545,369 yen					1,537,075,214 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		(3,006,348) yen					1,150,519,893 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	41,498,994 yen			- Other revenues		2,195,215,794 yen

¡ Expenses	¡ Expenses	42,890,480 yen			¡ Expenses		2,203,517,001 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	0 yen			- Other revenues		0 yen

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		0 yen

Balance of net assets at the end of the fiscal year		(4,397,834) yen					1,142,218,686 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: N/A, Accounts receivable: 2,066,688 yen				Accounts payable: 349,330,370 yen, Accounts receivable: N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	41,498,688 yen			Total operating revenues:		2,031,744,244 yen
	(Breakdown: JICA transactions		22,774,010 yen	54.9%)	(Breakdown: JICA transactions			904,282,883 yen	44.5%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		47,525,497 yen	5.3%)
	Planning competition and public selection (		22,774,010 yen	100.0%)	Planning competition and public selection	(		856,757,386 yen	94.7%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	Other (		0 yen	0.0%)	Other	(		0 yen	0.0%)

(Note 1) The above amount pertains to the period from April 1, 2021, through March 31, 2022.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Foundation for Advanced Studies on International Development				The Overseas Coastal Area Development Institute of Japan
Outline of operations

(1)  Cultivation of human resources for international development

(2)   Research and surveys for international development and assistance policy

(3)   Cooperation for advanced studies regarding international development

(4)   Technical cooperation projects overseas

(5)   Cooperation for private-sector business activities contributing to international development

(6)   Dissemination of information, edification, and publicity regarding international development

(7)   Activities in Japan drawing on insights from aforementioned activities

(8)   Other activities necessary to fulfill the aims of this foundation

(1)   Research and studies for projects

1.  Research and studies on global coastal area development and international logistics

2.  Cooperative projects related to coastal development and logistics overseas

(2)   International cooperation support activities

1.  Transfer of Japanese technology concerning coastal development and logistics

2.  Gathering and analyzing information on global coastal development and international logistics

(3)   International exchange and publicity

1.  Promotion of international relations with overseas researchers and experts on coastal development and logistics

2.  Organizing of study sessions and lectures and publications on global coastal development and international logistics

3.  Joint research on global coastal development and international logistics with domestic and overseas institutions

(4)   Other activities necessary for fulfilling the aims of the Center

Name of officers	Number of officers: 7 President: Tsuneo Sugishita				Number of officers: 8 Chairman: Koichi Miyake

Association chart on transactions between relevant public interest corporations and JICA
Foundation for Advanced Studies on International Development
	JICA				JICA		The Overseas Coastal Area Development Institute of Japan

		(Operation Consignment)				(Operation Consignment)

Assets		687,954,338 yen					2,063,214,648 yen

Liabilities		72,744,473 yen					172,749,598 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		610,461,750 yen					1,851,675,411 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	1,000,000 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	311,811,284yen			- Other revenues		857,401,789yen

¡ Expenses	¡ Expenses	308,063,169yen			¡ Expenses		818,612,150yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	0 yen			- Other revenues		0 yen

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		0 yen

Balance of net assets at the end of the fiscal year		615,209,865 yen					1,890,465,050 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 18,628,440 yen, Accounts receivable: N/A				Accounts payable: 11,477,847 yen, Accounts receivable: N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	308,931,177 yen			Total operating revenues:		843,141,390 yen
	(Breakdown: JICA transactions		201,104,708 yen	65.1%)	(Breakdown: JICA transactions			620,774,200 yen	73.6%)
	Competitive contract (		74,125,178yen	36.9%)	Competitive contract	(		123,294,816 yen	19.9%)
	Planning competition and public selection (		126,950,530yen	63.1%)	Planning competition and public selection	(		496,919,955 yen	80.0%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		559,429 yen	0.1%)
	Other (		29,000yen	0.0%)	Other	(		0 yen	0.0%)

(Note 1) The above amount pertains to the period from April 1, 2021, through March 31, 2022.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Asia SEED				International Farmers Participation Technical Net-work
Outline of operations

(1)  Research, information collection and analysis of issues related to education, scientific technology, culture, economy and industry between Japan and Asian-Pacific region and other nations and proposals on these issues

(2)  Development of cooperative projects and implementation of consulting on concrete issues based on the preceding article

(3)  Promotion of interactions among government officers, educators, researchers and other people concerned by collaborative researches, seminars and similar activities

(4)  Support on exchange of students and trainees between Japan and other nations

(5)  Development of professional skills of international students and trainees and job placement to provide them employment opportunities

(6)  Other related issues

(1)   Activities regarding international cooperation

1.  As support for small-scale farmers, development of appropriate technologies regarding upland crop, rice cultivation, vegetable cultivation, improvement of agricultural instruments, and irrigation

2.  Gathering and providing information on agricultural technology for small-scale farmers

3.  Survey of situations of local agriculture, and research and development for appropriate technologies

4.  Capacity building of local residents and technological support

5.  Training in Japan as well as at operation site

6.  Support through dispatching experts

(2)   Activities related to revitalization of economic activities

1.  Cooperation for participatory rural development through appropriate agricultural technology

2.  Cooperation for farmers to participate in local agricultural cooperatives, etc.

3.  Cooperation for training of appropriate agricultural technology for local farmers

(3)   Activities related to promotion of learning

1.  Development, research, and study of appropriate technology for local small-scale farmers

2.  Exchange with Japanese farmers, students and experts engaging in international cooperation

3.  Support and cooperation to universities and research institutions

Name of officers	Number of officers: 15 Chairman: Masahiro Hamano

Number of officers: 6

President: Hai Sakurai

Director: Kazuo Nagai

(Former Director General of the Tsukuba Center of JICA)

Director: Yoshihiko Nishimura

(Former Deputy Director of the Tsukuba Center of JICA)

Auditor: Yoshiaki Karino

(Former Director General of the Tsukuba Center of JICA)

Association chart on transactions between relevant public interest corporations and JICA

	JICA	Asia SEED			JICA		International Farmers Participation Technical Net-work

		(Operation Consignment)				(Operation Consignment)

Assets		358,388,202 yen					49,106,952 yen

Liabilities		55,171,377 yen					30,035,528 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		-					-

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-			- Subsidy received, etc.		-

- Other revenues	- Other revenues	-			- Other revenues		-

¡ Expenses	¡ Expenses	-			¡ Expenses		-

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-			- Subsidy received, etc.		-

- Other revenues	- Other revenues	-			- Other revenues		-

¡ Expenses	¡ Expenses	-			¡ Expenses		-

Balance of net assets at the end of the fiscal year		303,216,825 yen					19,071,424 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		292,810,135 yen					17,677,011 yen

Total revenues for the current period		228,342,076 yen					78,065,686 yen

Total expenditures for the current period		217,935,386 yen					76,671,273 yen

Net balance of revenues and expenditures for the current period		10,406,690 yen					1,394,413 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 10,285,000 yen, Accounts receivable: N/A				N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	225,860,388 yen			Total operating revenues:		77,968,615 yen
	(Breakdown: JICA transactions		122,719,666 yen	54.3%)	(Breakdown: JICA transactions			73,742,225 yen	94.6%)
	Competitive contract (		41,218,886 yen	33.6%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		81,500,780 yen	66.4%)	Planning competition and public selection	(		73,678,625 yen	99.9%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	Others (		0 yen	0.0%)	Others	(		63,600 yen	0.1%)

(Note 1)  Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

(Note 2)  The above amount pertains to the period from April 1, 2021, through March 31, 2022.

(Note 1) Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)

Items	Lequio Wings
Outline of operations

(1)   Businesses related to specified non-profit activities

1.  International cooperation activities

2.  International exchange activities

3.  Activities regarding to capacity building

4.  Activities regarding culture, sports, education, and academic exchange

5.  Activities regarding promotion of communities in Okinawa

6.  Support for the socially vulnerable and activities to promote peace

7.  Other activities necessary for fulfilling the aims of this organization

(2)   Other businesses

1.  Sales of goods and services

Name of officers	Number of officers: 7 President: Chochu Awa

Association chart on transactions between relevant public interest corporations and JICA
Lequio Wings
JICA

(Operation Consignment)

Assets		20,981,636 yen

Liabilities		1,474,373 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		-

Changes in general net assets

¡ Revenues	¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-

- Other revenues	- Other revenues	-

¡ Expenses	¡ Expenses	-

Changes in specified net assets

¡ Revenues	¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-

- Other revenues	- Other revenues	-

¡ Expenses	¡ Expenses	-

Balance of net assets at the end of the fiscal year		19,507,263 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		14,328,426 yen

Total revenues for the current period		46,624,598 yen

Total expenditures for the current period		41,445,761 yen

Net balance of revenues and expenditures for the current period		5,178,837 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

N/A

Details of receivables and payables to relevant public interest corporations	N/A

Details of debt guarantee	N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	44,494,888 yen
	(Breakdown: JICA transactions		42,054,608 yen	94.5%)
	Competitive contract (		0 yen	0.0%)
	Planning competition and public selection (		42,054,608 yen	100.0%)
	Non-competitive negotiated contracts (		0 yen	0.0%)
	Others (		0 yen	0.0%)

(Note 1) Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

Independent Auditor’s Report

Mr. Akihiko Tanaka, President

Japan International Cooperation Agency

Opinion

We have audited the accompanying financial statements of the finance and investment account of Japan International Cooperation Agency (the Agency), which comprise the balance sheet as at March 31, 2023, and the statements of administrative service operation cost, income, changes in net assets, and cash flows for the year then ended, and a summary of significant accounting policies and notes to the financial statements, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the finance and investment account of the Agency as at March 31, 2023, and its financial performance and its cash flows for the year then ended in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

Basis for Opinion

We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Agency in accordance with the ethical requirements that are relevant to our audit of the financial statements in Japan, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Other Information

The other information comprises the information included in the Annual Report that contains audited financial statements but does not include the financial statements and our auditor’s report thereon. President is responsible for preparation and disclosure of the other information. The Agency Auditor is responsible for overseeing the Agency’s reporting process of the other information.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated.

If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

We have nothing to report in this regard.

Responsibilities of President and the Agency Auditor for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, and for such internal control as president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

The Agency Auditor is responsible for overseeing the Agency’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, or illegal acts, and to issue an auditor’s report that includes our opinion. Misstatements can arise from fraud or error, or illegal acts, and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion.

•

Consider internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances for our risk assessments, while the purpose of the audit of the financial statements is not expressing an opinion on the effectiveness of the Agency’s internal control.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by president.

•

Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

•

Plan and conduct audit with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

We communicate with the Agency Auditor regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide the Agency Auditor with a statement that we have complied with the ethical requirements regarding independence that are relevant to our audit of the financial statements in Japan, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

Interest Required to Be Disclosed by the Certified Public Accountants Act of Japan

Our firm and its designated engagement partners do not have any interest in the Agency which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Act of Japan.

Ernst & Young ShinNihon LLC
Tokyo, Japan

August 31, 2023

/s/ Kenji Izawa
Kenji Izawa
Designated Engagement Partner
Certified Public Accountant

/s/ Hiroshi Nishida
Hiroshi Nishida
Designated Engagement Partner
Certified Public Accountant

/s/ Yoshiyuki Hashimoto
Yoshiyuki Hashimoto
Designated Engagement Partner
Certified Public Accountant

Balance Sheet

(as of March 31, 2023)

Finance and Investment Account				(Unit: Yen)

Assets
I Current assets
Cash and deposits		302,830,013,136
Loans	15,125,568,182,802
Allowance for loan losses	(240,442,531,240)	14,885,125,651,562

Advance payments		7,292,757,497
Prepaid expenses		69,911,416
Accrued income
Accrued interest on loans	31,536,973,791
Accrued commitment charges	183,387,817
Accrued interest	8,756,685	31,729,118,293

Accounts receivable		2,478,570,310
Suspense payments		3,863,581
Advances paid		497,089
Short-term guarantee deposits		41,789,000,000
Derivatives		1,629,399,222

Total current assets			15,272,948,782,106

II Non-current assets
1 Tangible assets
Buildings	4,046,275,130
Accumulated depreciation	(1,458,953,350)
Accumulated impairment losses	(581,939,170)	2,005,382,610

Structures	98,675,736
Accumulated depreciation	(44,097,791)
Accumulated impairment losses	(11,670,468)	42,907,477

Machinery and equipment	200,680,532
Accumulated depreciation	(84,186,274)
Aooumulated impairment losses	(102,287,680)	14,206,578

Vehicles	588,484,047
Accumulated depreciation	(389,689,546)	198,794,501

Tools, furniture, and fixtures	544,196,415
Accumulated depreciation	(364,684,873)	179,511,542

Land	l2,703,270,000
Accumulated impairment losses	(6,091,196,973)	6,612,073,027

Construction in progress		84,082,614

Total tangible assets		9,136,958,349
2 Intangible assets
Trademark rights		1,057,211
Software		1,671,398,514
Software in progress		7,554,127,108

Total intangible assets		9,226,582,833
3 Investments and other assets
Investment securities		14,038,256,910
Shares of affiliated companies		80,948,382,493
Money held in trust		86,044,630,051
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
Allowance for loan losses	(87,062,884,239)	0

Long-term prepaid expenses		176,223,665
Long-term guarantee deposits		695,880,845

Total investments and other assets		181,903,373,964

Total non-current assets			200,266,915,146

Total assets				15,473,215,697,252

Balance Sheet (Continued)

(as of March 31, 2023)

Liabilities
I Current liabilities
Current portion of bonds		30,000,000,000
Current portion of borrowings from government fund for Fiscal Investment and Loan Program		141,879,370,000
Accounts payable		7,406,763,764
Accrued expenses		13,542,794,641
Derivatives		15,555,450,992
Lease obligations		99,658,188
Deposits received		5,014,982,753
Provisions
Provision for bonuses	383,447,079
Provision for contingent losses	1,095,035,363	1,478,482,442

Suspense receipts		1,189,085,718

Total current liabilities			216,166,588,498
II Non-current liabilities

Bonds		1,204,619,440,000
Discounts on bonds payable		(1,358,444,157)
Borrowings from government fund for Fiscal Investment and Loan Program		3,828,725,496,000
Long-term deposits received		6,959,400,201
Provision for retirement benefits		3,740,330,272
Asset retirement obligations		105,576,332

Total non-current liabilities			5,042,791,798,648

Total liabilities				5,258,958,387,146
Net assets
I Capital

Government investment		8,296,277,840,510

Total capital			8,296,277,840,510
II Retained earnings

Reserve fund		1,855,344,298,448
Unappropriated income for the current fiscal year		54,347,670,140

(Total income for the current fiscal year)		(54,347,670,140)
Total retained earnings			1,909,691,968,588
III Valuation and translation adjustments
Valuation difference on shares of affiliated companies		32,266,324,980
Valuation difference on available-for-sale securities		1,032,533,827
Deferred gains or losses on hedges		(25,011,357,799)

Total valuation and translation adjustments			8,287,501,008

Total net assets				10,214,257,310,106

Total liabilities and net assets				15,473,215,697,252

Statement of Administrative Service Operation Cost

(April 1, 2022–March 31, 2023)

Finance and Investment Account

			(Unit: Yen)
I	Expenses in the statement of income
	Expenses related to operations of cooperation through finance and investment	112,819,103,329
	Extraordinary losses	8,519,508

	Total expenses in the statement of income		112,827,622,837

II	Administrative service operation cost		112,827,622,837

Statement of Income

(April 1, 2022–March 31, 2023)

Finance and Investment Account

			(Unit: Yen)
Ordinary expenses

Expenses related to operations of cooperation through finance and investment

Interest on bonds and notes	20,259,940,381

Interest on borrowings	16,902,438,965

Interest on interest rate swaps	6,349,937,158

Other interest expenses	114,835

Operations outsourcing expenses	21,899,346,401

Bond issuance cost	673,452,334

Loss on financial derivatives	9,525,486,478

Foreign exchange losses	1,946,180,641

Personnel expenses	4,269,057,571

Provision for bonuses	383,447,079

Retirement benefit expenses	364,205, 103

Operating and administrative expenses	14,293,819,720

Depreciation	1,841,659,541

Taxes	96,637,270

Loss on valuation of investment securities	787,716,392

Interest expenses	(16,905)

Provision for allowance for loan losses	13,223,410,353

Other ordinary expenses	2,270,012	112,819,103,329

Total ordinary expenses			112,819,103,329

Ordinary revenues

Revenues from operations of cooperation through finance and investment

Interest on loans	127,303,610,013

Dividends on investments	9,127,009,121

Interest on interest rate swaps	154,349,948

Commissions	3,257,090,461

Gain on valuation of shares of affiliated companies	424,529,512

Gain on investment in money held in trust	11,915,587,190

Gain on financial derivatives	7,998,326,742

Reversal of provision for allowance for contingent losses	1,102,714,491

Other ordinary revenues	6,441,817	161,289,659,295

Financial revenues

Interest income	413,659,741	413,659,741

Miscellaneous income		2,176,863,173

Recoveries of written-off claims		3,290,143,275

Total ordinary revenues			167,170,325,484

Ordinary income			54,351,222,155

Extraordinary losses

Loss on disposal of non-current assets		8,430,002

Loss on sales of non-current assets		89,506	8,519,508

Extraordinary income

Gain on sales of non-current assets		4,967,493	4,967,493

Net income			54,347,670,140

Total income for the current fiscal year			54,347,670,140

Statement of Changes in Net Assets

(April 1, 2022-March 31, 2023)

Finance and Investment Account

											(Unit:Yen)
	I Capital		II Retained earnings (Loss carried forward)					III Valuation and translation adjustments			Total net assets
	Government investment	Total capital	Reserve fund	Unappropriated income for the current fiscal year (Unappropriated loss for the current fiscal year)		Total retained earnings (Loss carried forward)	Valuation difference on shares of affiliated companies	Valuation difference on available-for-sale securities	Deferred gains or losses on hedges	Total valuation and translation adjustments
					Total income for the current fiscal year (Total loss for the current fiscal year)
Balance at the beginning of the fiscal year	8,249,187,840,510	8,249,187,840,510	1,832,533,153,451	22,811,144,997	—	1,855,344,298,448	30,610,952,607	3,709,518,036	(29,567,258,444)	4,753,212,199	10,109,285,351,157
Changes during the period
I Changes in capital during the period
Receipts of investment	47,090,000,000	47,090,000,000									47,090,000,000
II Changes in retained earnings (Loss carried forward) during the period
(1) Appropriation of income or loss
Increase in reserve fund derived from profit appropriation			22,811,144,997	(22,811,144,997)	—	—					—
(2) Others
Net income (Net loss)				54,347,670,140	54,347,670,140	54,347,670,140					54,347,670,140
III Changes in valuation and translation adjustments during the period							1,655,372,373	(2,676,984,209)	4,555,900,654	3,534,288,809	3,534,288,809
Total changes during the period	47,090,000,000	47,090,000,000	22,811,144,997	31,536,525,143	54,347,670,140	54,347,670,140	1,655,372,373	(2,676,984,209)	4,555,900,654	3,534,288,809	104,971,958,949
Balance at the end of the fiscal year	8,296,277,840,510	8,296,277,840,510	1,855,344,298,448	54,347,670,140	54,347,670,140	1,909,691,968,588	32,266,324,980	1,032,533,827	(25,011,537,799)	8,287,501,008	10,214,257,310,106

Statement of Cash Flows

(April 1, 2022–March 31, 2023)

Finance and Investment Account

(Unit: Yen)
I. Cash flows from operating activities
Payments for loans	(1,773,765,772,964)
Repayments of borrowings from the private sector	(248,107,448,000)
Repayments of borrowings from government fund for Fiscal Investment and Loan Program	(96,877,708,000)
Redemption of bonds	(30,000,000,000)
Interest expenses paid	(32,471,702,996)
Payments for personnel expenses	(5,011,479,432)
Payments for other operations	(142,043,762,021)
Proceeds from collection of loans	733,265,350,581
Proceeds from borrowings from the private sector	248,627,824,000
Proceeds from borrowings from government fund for Fiscal Investment and Loan Program	1,024,700,000,000
Proceeds from issuance of bonds	194,167,288,186
Proceeds from interest on loans	115,517,412,025
Proceeds from commissions	3,190,084,293
Proceeds from other operations	97,707,889,768

Subtotal	88,897,975,440
Interest and dividend income received	9,540,344,917

Net cash provided by operating activities	98,438,320,357

II. Cash flows from investing activities
Payments for purchase of non-current assets	(5,974,469,803)
Proceeds from sales of non-current assets	11,168,111
Payments for purchase of investment securities	(3,846,253,262)
Proceeds from sales and redemption of investment securities	753,683,578
Payments for increase of money held in trust	(9,706,631,150)
Proceeds from decrease of money held in trust	15,968,158,322
Payments into time deposits	(198,904,975,000)
Proceeds from time deposit refund	201,270,615,000

Net cash used in investing activities	(428,704,204)

III. Cash flows from financing activities
Repayments of lease obligations	(102,239,055)
Receipts of government investment	47,090,000,000

Net cash provided by financing activities	46,987,760,945

IV. Effect of exchange rate fluctuation on funds	(1,025,192,108)
V. Net increase (decrease) in funds	143,972,184,990
VI. Funds at the beginning of the fiscal year	158,857,828,146

VII. Funds at the end of the fiscal year	302,830,013,136

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

Finance and Investment Account

Effective the fiscal year ended March 31, 2023, JICA adopted the revised fair value measurement accounting standard in accordance with the revised “Accounting Standards for Incorporated Administrative Agencies, Notes to Accounting Standards for Incorporated Administrative Agencies” (Revised September 21, 2021), and “Q&A on Accounting Standards for Incorporated Administrative Agencies, Notes to Accounting Standards for Incorporated Administrative Agencies” ((Last revised March 2022); hereinafter “Accounting Standards for Incorporated Administrative Agencies, etc.”).

The revised revenue recognition standard will be adopted from next fiscal year (Fiscal year 2023) in accordance with the Accounting Standards for Incorporated Administrative Agencies, etc..

1.	Depreciation method

(1)	Tangible assets (except for leased assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	2-50 years
Structures:	2-46 years
Machinery and equipment:	2-17 years
Vehicles:	2-6 years
Tools, furniture, and fixtures:	2-15 years

(2)	Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3)	Leased assets

Leased assets are depreciated by the straight-line method over the lease term. Depreciation for leased assets is calculated with zero residual value being assigned to the asset.

2.	Provision for bonuses

The provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current fiscal year.

3.	Provision for retirement benefits

The provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the fiscal year ended March 31, 2023. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs is as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

4.	Basis and standard for the accrual of allowance and loss contingencies

(1)	Allowance for loan losses

The allowance for claims on debtors who are legally bankrupt (“Bankrupt borrowers”) or substantially bankrupt (“Substantially bankrupt borrowers”) is provided based on the outstanding balance of loan claims after the deductions of the amount expected to be collected through the disposal of collateral and execution of guarantees, or the same amount is written off directly. The allowance for claims on debtors who are not legally bankrupt, but are likely to become bankrupt (“Potentially bankrupt borrowers”) is provided based on an overall assessment of the solvency of the debtors after the deductions of the amount expected to be collected through the disposal of collateral and the execution of guarantees, or the same amount is written off directly. There were no write-offs from the above-mentioned outstanding balance of loan claims for the fiscal year ended March 31, 2023.

The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers, and Potentially bankrupt borrowers is provided primarily based on the default probability, which is calculated based on the analysis of credit rating transitions during a certain period in the past. The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situation of these countries.

All claims are assessed initially by the operational departments (including regional departments) based on internal rules for self-assessment of asset quality and an allowance is provided based on the results of the assessments. In addition, these self-assessments results are reviewed by the internal audit department, which is independent from the operational departments.

(2)	Provision for contingent losses

Provision for contingent losses is provided to prepare for the occurrence of contingent losses for a portion of the undisbursed balance of loan commitments, which JICA is absolutely obligated to extend. The amount of the provision is estimated based on the possibility of losses in the future.

5.	Standard and method for the valuation of securities

(1)	Shares of affiliated companies

Shares of affiliated companies are recognized at an amount equivalent to JICA’s percentage share of the net assets of such companies based upon the most recent financial statements.

If the acquisition cost based on the moving average method exceeds the fair value, the difference between the acquisition cost and the fair value is treated as a loss for the fiscal year and recorded in Statement of Income. If the fair value exceeds the acquisition cost based on the moving average method, the difference between the acquisition cost and the fair value is included directly in Net assets.

(2)	Other investment securities

[1]	Securities whose fair value can be readily determined

Such investment securities are stated at fair value with changes in net unrealized gains or losses included directly in Valuation and translation adjustments of Net assets. Cost of securities sold is determined by the moving average method.

[2]	Securities whose fair value cannot be readily determined

Such investment securities are carried at cost based on the moving average method. Cost of securities sold is determined by the moving average method.

Investments in limited partnerships and other similar partnerships, which are regarded as securities under Article 2, Clause 2 of the Japanese Financial Instruments and Exchange Law, Act No. 25 of 1948, are recognized at an amount equivalent to JICA’s percentage share of the net assets of such partnerships, based upon the most recent financial statements available depending on the report date stipulated in the partnership agreement.

(3)	Securities held as trust assets in money-held-in trust account

The securities are valued in the same way as (2) above.

6.	Standard and method for the valuation of derivative transactions

All derivative financial instruments are carried at fair value.

7.	Method for amortization of discount on bonds payable

Discount on bonds payable is amortized over the duration of the bonds.

8.	Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency monetary claims and liabilities are translated into Japanese yen mainly at the spot exchange rate at the balance sheet date. Exchange differences are recognized in profit or loss.

9.	Method of hedge accounting

(1)	Method of hedge accounting

Interest rate swaps are accounted for using the deferral hedge accounting method or the exceptional accrual method. Currency swaps are accounted for by the assignment method.

(2)	Hedging instruments and hedged items

[1]	Hedging instruments...Interest rate swaps

Hedged items...Loans and foreign currency bonds

[2]	Hedging instruments...Currency swaps

Hedged items...Foreign currency loans and foreign currency bonds

(3)	Hedging policy

JICA enters into interest rate swaps or currency swaps for the purpose of hedging interest rate or currency fluctuation risks.

(4)	Method of evaluation of hedge effectiveness

Hedges that offset market fluctuations of loans are assessed based on discrepancies with regard to maturity and notional principal and others between hedged loans and hedging instruments.

As for interest rate swaps that satisfy the requirements of the exceptional accrual method and currency swaps that satisfy the requirements of the assignment method, JICA is not required to periodically evaluate hedge effectiveness.

10.	Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

(Change in accounting policies)

Effective the fiscal year ended March 31, 2023, “Accounting Standards for Incorporated Administrative Agencies, Notes to Accounting Standards for Incorporated Administrative Agencies” (Revised September 21, 2021) and “Q&A on Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (Last revised March 2022) have been adopted.

This had no effect on the financial statements, but notes on the breakdown of the fair value of financial instruments by level and other relevant matters are newly included in Notes of “Financial instruments”.

(Change in presentation)

“Loss on financial derivatives” and “Gain on financial derivatives” had previously been included in “Other operating expenses” and “Other operating income” respectively, however, effective from the fiscal year ended March 31, 2023, these accounts are presented independently due to their increased materiality.

Notes to the financial statements

Finance and Investment Account

(Balance Sheet)

1. Joint obligations

JICA is jointly liable for obligations arising from the following bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation:

Fiscal Investment and Loan Program (FILP) Agency Bonds	¥20,000,000,000

2. Financial assets received as collateral

The fair value of financial assets received as collateral at JICA’s disposal was ¥2,431,925,380.

3. Undisbursed balance of loan commitments

Most of JICA’s loans are long term. Ordinarily, when receiving a request for disbursement of a loan from a borrower, corresponding to the intended use of funds as stipulated by the loan agreement, and upon confirming the fulfillment of conditions prescribed under the loan agreement, JICA promises to loan a certain amount of funds within a certain range of the amount required by the borrower, with an outstanding balance within the limit of loan commitments. The undisbursed balance of loan commitments as of March 31, 2023 was ¥7,635,123,355,367.

(Statement of Administrative Service Operation Cost)

1. Cost being borne by the public for the operation of Incorporated Administrative Agency

Administrative service operation cost	¥112,827,622,837
Self-revenues, etc.	¥(167,175,292,977)
Opportunity cost	¥26,476,994,706

Cost being borne by the public for the operation of Incorporated Administrative Agency	¥(27,870,675,434)

2.	Method for computing opportunity cost

(1)	Interest rate used to compute opportunity cost concerning government investment

0.320% with reference to the yield of 10-year fixed-rate Japanese government bonds at March 31, 2023.

(2)	Method for computing opportunity cost for public officers temporarily transferred to JICA

Of the estimated increase in retirement allowance during service rendered in JICA, costs are calculated in accordance with JICA’s internal rules.

(Statement of Cash Flows)

The funds shown in the statement of cash flows are deposit accounts and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2023)

Cash and deposits	¥302,830,013,136
Time deposits	¥0

Ending balance of funds	¥302,830,013,136

2. Description of significant non-cash transactions

Assets acquired under finance leases
Tools, furniture, and fixtures	¥3,347,625

(Financial instruments)

1. Status of financial instruments

(1)	Policy regarding financial instruments

The Finance and Investment Account undertakes financial cooperation operations by providing debt and equity financing. In undertaking these operations, it raises funds by borrowing from the Japanese Government under the FILP, borrowing from financial institutions, issuing bonds, and receiving capital investment from the Japanese Government. From the perspective of asset-liability management (ALM), derivative transactions are entered into for mitigating the adverse impact caused by interest rate and foreign exchange fluctuations.

(2)	Details of financial instruments and related risks

The financial assets held in the Finance and Investment Account are loans mainly to the Developing Area, and are exposed to credit risk attributed to defaults by its borrowers and interest rate risk. Securities, investment securities, shares of affiliated companies and money held in trust are held for policy-oriented purposes, and are exposed to credit risk of issuers and others, interest rate risk, and market price volatility risk.

Borrowings and bonds are exposed to liquidity risk as their payments or repayments cannot be duly serviced in such a situation where the account is unable to have access to markets for certain reasons.

In addition to the above, foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk.

(3)	Risk management system for financial instruments

[1]	Credit risk management

The Finance and Investment Account has established and operates a system for credit management. This system encompasses credit appraisal, credit limit setting, credit information monitoring, internal rating, guarantee and collateral setting, problem loan management, etc., in accordance with integrated risk management rules and various credit risk-monitoring rules. This credit management is carried out by the operational departments (including region department), in addition to the Credit Risk Analysis and Environmental Review Department and General Affairs Department. Additionally, the Risk Management Committee of the Finance and Investment Account and Board Meeting convene on a regular basis for the purpose of deliberating or reporting. Moreover, the Office of Audit monitors the status of credit management.

The credit risks of issuers of investment securities and shares of affiliated companies and trustees of money held in trust are monitored by the Private Sector Partnership and Finance Department, which regularly confirms their credit information, etc.

Counterparty risk in derivative transactions is monitored by regularly confirming the exposure and credit standing of counterparties and by securing collateral as necessary.

[2]	Market risk management

(i)	Interest rate risk management

Interest rates are determined in accordance with the methods prescribed by laws or statements of operational procedures. Interest rate swap transactions are conducted to hedge against the risk of interest rate fluctuations in light of their possible adverse impact.

(ii)	Foreign exchange risk management

Foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk; as such, foreign currency claims are funded by foreign currency liabilities, and currency swaps and other approaches are employed to avert or reduce foreign exchange risk.

(iii)	Price volatility risk management

Stocks and other securities that are held for policy-oriented purposes are monitored for changes in value affected by the market environment or financial condition of the companies, exchange rates, and other factors.

This information is reported on a regular basis to the Risk Management Committee of the Finance and Investment Account and Board Meeting.

[3]	Liquidity risk management related to fund raising

The Finance and Investment Account prepares a funding plan and executes fund raising based on the government-affiliated agencies’ budgets, as resolved by the National Diet of Japan.

[4]	Derivative transaction management

Pursuant to rules concerning swaps, derivative transactions are implemented and managed by separating the sections related to execution of transactions, assessment of hedge effectiveness, and logistics management based on a mechanism with an established internal system of checks and balances.

2. Fair value of financial instruments

Balance sheet amounts, fair values, and differences at the balance sheet date are as follows. Financial instruments without market prices are excluded from the table below (See (Note)).

(Unit: Yen)

	Balance sheet amount*1	Fair value*1	Difference
(1) Loans	15,125,568,182,802
Allowance for loan losses	(240,442,531,240)
	14,885,125,651,562	14,476,224,895,583	(408,900,755,979)
(2) Claims probable in bankruptcy, claims probable in rehabilitation, and others	87,062,884,239
Allowance for loan losses	(87,062,884,239)
	—	—	—
(3) Borrowings from government fund for FILP (including current portion of borrowings)	(3,970,604,866,000)	(3,902,162,057,800)	(68,442,808,200)
(4) Bonds (including current portion of bonds)	(1,234,619,440,000)	(1,237,452,096,601)	2,832,656,601
(5) Derivative transactions*2
Derivative transactions not qualifying for hedge accounting	(11,258,598,924)	(11,258,598,924)	—
Derivative transactions qualifying for hedge accounting*3	(2,667,452,846)	(2,667,452,846)	—
	(13,926,051,770)	(13,926,051,770)	—

*1 Liabilities are shown in parentheses (     ).

*2 Derivatives transactions recorded in Assets and Liabilities are netted, these derivatives after netting are presented above. The figures in parentheses (     ) indicate net liabilities.

*3 Interest rate swaps and other derivatives designated as hedging instruments to offset market fluctuations in the hedged items, specifically loans. Deferral hedge accounting is applied to such derivative transactions. JICA has adopted the “Practical Solution on the Treatment of Hedge Accounting for Financial Instruments Referencing LIBOR” (Accounting Standards Board of Japan Practical Issues Task Force No. 40, March 17, 2022) to these hedging relationships.

(Note)	The following are the balance sheet amounts of the financial instruments without market prices. They are not included in the fair value information of financial instruments.

(Unit: Yen)
Balance sheet amount
Investment securities	14,038,256,910
Shares of affiliated companies	80,948,382,493
Money held in trust	86,044,630,051

* Based on paragraph 5 of the “Implementation Guidance on Disclosures about Fair Value of Financial Instruments” (ASBJ Guidance No.19 issued on March 31, 2020), fair values are not presented for unlisted stocks. Based on paragraph 24-16 of the “Implementation Guidance on Disclosures about Fair Value of Financial Instruments” (ASBJ Guidance No. 31 issued June 17, 2021), fair values are not presented for partnership investments.

3. Breakdown of the fair value of financial instruments by level and other relevant matters

The fair value of financial instruments is classified into the following three levels according to the observability and significance of the inputs used in fair value measurements.

Level 1 fair value: Of observable inputs for the fair value determination, fair value is determined based on a quoted price formed in an active market for assets or liabilities that are subject to the fair value determination.

Level 2 fair value: Of observable inputs for the fair value, fair value is determined based on inputs for the fair value determination other than those used to determine the level 1 fair value.

Level 3 fair value: Fair value is determined using unobservable inputs for the fair value determination.

When more than one input that has a significant impact on the fair value determination are used, of the levels respective inputs belong to, the fair value is classified into the level with the lowest priority in the fair value determination.

(1)	Financial instruments recorded at fair value in the balance sheet

(Unit: Yen)

	Fair Value
	Level 1	Level 2	Level 3	Total
Derivative transactions*
Derivative transactions not qualifying for hedge accounting	—	(11,258,598,924)	—	(11,258,598,924)
Derivative transactions qualifying for hedge accounting	—	(2,667,452,846)	—	(2,667,452,846)
Total derivative transactions	—	(13,926,051,770)	—	(13,926,051,770)

* Derivative transactions recorded in Assets and Liabilities are netted, these derivatives after netting are presented above. The figures in parentheses (     ) indicate net liabilities.

(2)	Financial instruments other than financial instruments recorded at fair value in the balance sheet

(Unit: Yen)

	Fair Value
	Level 1	Level 2	Level 3	Total
Loans	—	—	14,476,224,895,583	14,476,224,895,583
Total Assets	—	—	14,476,224,895,583	14,476,224,895,583
Borrowings from government fund for FILP (including current portion of borrowings)	—	3,902,162,057,800	—	3,902,162,057,800
Bonds (including current portion of bonds)	—	1,237,452,096,601	—	1,237,452,096,601
Total Liabilities	—	5,139,614,154,401	—	5,139,614,154,401

(Note 1) Description of the valuation techniques and inputs used in the fair value measurement

Assets

Loans

The fair values of loans with floating interest rates are measured at their book values, as policy interest rates (bank rates) are immediately reflected in their floating interest rates, and therefore, fair value approximates book value. On the other hand, fair values of loans with fixed interest rates are measured by discounting the total amount of the principal and interest with a rate that combines a risk-free rate with the respective borrowers’ credit risk. This fair value is classified into Level 3 because the effects of unobservable inputs on the fair value are considered to be material. As for hedged loans for which the assignment method is applied, the fair value of such currency swaps is applied.

Claims probable in bankruptcy, claims probable in rehabilitation, and other Regarding claims probable in bankruptcy, claims probable in rehabilitation, and other, the estimated uncollectible amount is measured based on the expected recoverable amount through collateral and guarantees. Therefore, fair value approximates the balance sheet amount on the closing date, less the current estimated uncollectible amount, and hence is measured accordingly. This fair value is classified into Level 3 because the effects of unobservable inputs on the fair value are considered to be material.

Liabilities

Bonds	(including current portion of bonds)

The fair value of bonds (including current portion of bonds) is determined by observable market prices, if available. For bonds without market observable prices, the fair values are measured by discounting the total amount of the principal and interest at the risk-free rate. Since unobservable inputs are not used, this fair value is classified into Level 2. As for hedged bonds for which the exceptional accrual method and assignment method are applied, the fair value of such interest rate swaps and currency swaps is applied.

Borrowings from government fund for FILP (including current portion of borrowings)

The fair value of borrowings from government fund for FILP (including current portion of borrowings) is measured by discounting the total amount of principal and interest with interest rates expected to be applied to new borrowings for the same total amount. Since unobservable inputs are not used, this fair value is classified into Level 2.

Derivative transactions

Derivative transactions are interest rate swap transactions and currency swap transactions, and fair values are based on discounted present values. Interest rate swaps for which the exceptional accrual method is applied and currency swaps for which the assignment method is applied are accounted for together with the corresponding loan or bond. The fair value of these hedging instruments is included in the fair value of the underlying loans or bonds. Since unobservable inputs are not used, this fair value is classified into Level 2.

(Note 2)	Information on the fair value of Level 3 financial instruments recorded at fair value in the balance sheet

Not applicable

(Money held in trust)

1. Money held in trust for the purpose of investment

Not applicable.

2. Money held in trust for the purpose of investment and held-to-maturity

Not applicable.

3. Other (other than for the purpose of investment and held-to-maturity)

					(Unit: Yen)
	Balance sheet amount	Acquisition cost	Difference	The amount by which the balance sheet amount exceeds the acquisition cost	The amount by which the balance sheet amount does not exceed the acquisition cost
Money held in trust for others	86,044,630,051	75,251,340,406	10,793,289,645	10,793,289,645	0

(Note) “The amount by which the balance sheet amount exceeds the acquisition cost” and “The amount by which the balance sheet amount does not exceed the acquisition cost” are the breakdown of “Difference”.

(Retirement benefits)

1.	Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2.	Defined benefit pension plan
(1)	The changes in the retirement benefit obligation are as follows:

(Unit: Yen)

Retirement benefit obligation at the beginning of the fiscal year	6,577,506,167

Current service cost	272,330,835

Interest cost	34,129,438

Actuarial differences	35,268,170

Retirement benefit paid	(396,288,544)

Past service cost	0

Contribution by employees	16,877,029

Retirement benefit obligation at the end of the fiscal year	6,539,823,095

(2)	The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the fiscal year	2,783,678,188

Expected return on plan assets	55,673,564
Actuarial differences	(65,357,818)
Contribution by the company	112,971,130
Retirement benefit paid	(104,349,270)
Contribution by employees	16,877,029

Plan assets at the end of the fiscal year	2,799,492,823

(3)	Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	2,851,540,466
Plan assets	(2,799,492,823)

Unfunded benefit obligations of funded pension plan	52,047,643
Unfunded benefit obligations of unfunded pension plan	3,688,282,629

Subtotal	3,740,330,272
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	3,740,330,272

Provision for retirement benefits	3,740,330,272
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	3,740,330,272

(4)	Components of retirement benefit expenses

(Unit: Yen)

Current service cost	272,330,835
Interest cost	34,129,438
Expected return on plan assets	(55,673,564)
Realized actuarial differences	100,625,988
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	351,412,697

(5)	Major components of plan assets

Percentages of components to the total are as follows:

Bonds	43%
Stocks	43%
General account of life insurance company	4%
Others	10%

Total	100%

(6)	Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, the actual historical returns, and market condition, etc.

(7)	Assumptions used

Principal assumptions used in actuarial calculations at the end of the fiscal year

Discount rate	Defined benefit corporate pension plan	0.23%
	Retirement benefits	0.74%
Long-term expected rate of return on plan assets		2.00%

3.	Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥12,792,406.

(Lease transactions)

Future minimum lease payments related to operating lease transactions

Not applicable

(Asset retirement obligations)

1.	Overview of asset retirement obligations

In accordance with a building lease agreement, JICA has the obligation to restore the head office building to its original state. Restoration costs are reasonably estimated and recognized as asset retirement obligations.

2.	Amount and calculation method of asset retirement obligations

The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate between (0.048)% and 0.529%.

3.	Changes in the total amount of asset retirement obligations in the current fiscal year

(Unit: Yen)

Balance at the beginning of the fiscal year	105,593,237

Increase related to acquisition of tangible assets	—

Adjustment resulting from passage of time	(16,905)

Decrease due to settlement of asset retirement obligations	—

Balance at the end of the fiscal year	105,576,332

(Significant accounting estimates)

The items for which amounts have been recorded in the financial statements for the current fiscal year based on accounting estimates and which may have a significant impact on the financial statements for the following fiscal year are as follows.

1.	Allowance for loan losses and Provision for contingent losses

Loans are major assets on JICA’s financial statement. Thus, Allowance for loan losses and Provision for contingent losses have a significant impact on JICA’s financial condition and JICA considers them as significant accounting estimates.

(1)	Amount recorded in the financial statements for the current fiscal year

(Unit: Yen)

Allowance for loan losses	327,505,415,479

Provision for contingent losses	1,095,035,363

(2)	Information about the nature of significant accounting estimates for the identified items

[1] Calculation method

The calculation method of the Allowance for loan losses and Provision for contingent losses is described in “Significant Accounting Policies 4. Basis and standard for the accrual of allowance and loss contingencies” in the financial statements.

In the course of operations of finance and investment cooperation, JICA is exposed to various risks such as credit risk, market risk, liquidity risk, and operational risk, and JICA may incur losses due to these risks. To address the credit risk, the risk of JICA incurring loss arising from a reduction in, or diminishment of, asset value attributable to a deterioration in debtors’ financial condition and for other reasons, JICA calculates an expected loss amount and records it as Allowance for loan losses and Provision for contingent losses. JICA engages in significant financial cooperation operations with overseas governments and governmental institutions, and therefore, sovereign risk is a relatively significant part of the credit risk that JICA is exposed to in connection with these operations.

Allowance for loan losses and Provision for contingent losses is calculated in accordance with JICA’s internal rules for self-assessment of asset quality and internally established standards. The calculation process includes the determination of the debtors’ classification based on the evaluation of debtors’ solvency in consideration of their financial condition, future prospects, and other relevant factors.

[2] Key Assumptions

Key assumptions are the debtors’ future prospects for their financial condition and the balance of international payment used in the determination of the debtors’ classification. Therefore, JICA’s estimation and judgment are reassessed and modified whenever the debtors’ political situations and economic conditions change or new information becomes available.

In this fiscal year, JICA takes into account in its assessment the following factors as well as the outlooks announced by the International Monetary Fund (IMF): the status of the economic recovery from the impact of COVID-19 pandemic; the impacts from the situation in Ukraine, the soaring resource prices, global disruption of supply chain, and changes in the international financial environment.

[3] Impact on the financial statements for the following fiscal year

The effects of the situation in Ukraine and the changes in the international financial environment, as well as the political situation and economic condition of each country are expected to remain highly uncertain worldwide. However, Allowance for loan losses and Provision for contingent losses are currently provided based on the assumption that the level of the credit risk of outstanding loans and other investments as of March 31, 2023, will be the same as the historical level for the near future, and are provided primarily based on the default probability, which is calculated based on the analysis of credit rating transitions during a certain period in the past.

Accordingly, if the debtors’ financial condition and the balance of international payments change beyond current expectations over the medium to long term, they may have a significant impact on Allowance for loan losses and Provision for contingent losses in the financial statements for the following fiscal year.

(Significant contractual liabilities)

Not applicable

(Significant subsequent events)

Not applicable

The Accompanying Supplementary Schedules

Finance and Investment Account

(1) Details of acquisition and disposal of non-current assets, depreciation, and accumulated impairment losses

											(Unit : Yen	)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment losses		Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment losses during the period

Tangible assets (Depreciation included in expenses)	Buildings	4,032,316,255	23,855,338	9,896,463	4,046,275,130	1,458,953,350	124,620,192	581,939,170	0	2,005,382,610
	Structures	98,256,953	418,783	0	98,675,736	44,097,791	4,560,661	11,670,468	0	42,907,477
	Machinery and equipment	200,680,532	0	0	200,680,532	84,186,274	1,892,688	102,287,680	0	14,206,578
	Vehicles	589,435,411	23,958,221	24,909,585	588,484,047	389,689,546	63,647,437	0	0	198,794,501
	Tools, furniture, and fixtures	564,241,814	9,411,746	29,457,145	544,196,415	364,684,873	113,813,420	0	0	179,511,542
	Total	5,484,930,965	57,644,088	64,263,193	5,478,311,860	2,341,611,834	308,534,398	695,897,318	0	2,440,802,708

Tangible assets (Non-depreciable assets)	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	6,612,073,027
	Construction in progress	51,829,811	39,093,239	6,840,436	84,082,614	0	0	0	0	84,082,614
	Total	12,755,099,811	39,093,239	6,840,436	12,787,352,614	0	0	6,091,196,973	0	6,696,155,641

Total tangible assets	Buildings	4,032,316,255	23,855,338	9,896,463	4,046,275,130	1,458,953,350	124,620,192	581,939,170	0	2,005,382,610
	Structures	98,256,953	418,783	0	98,675,736	44,097,791	4,560,661	11,670,468	0	42,907,477
	Machinery and equipment	200,680,532	0	0	200,680,532	84,186,274	1,892,688	102,287,680	0	14,206,578
	Vehicles	589,435,411	23,958,221	24,909,585	588,484,047	389,689,546	63,647,437	0	0	198,794,501
	Tools, furniture, and fixtures	564,241,814	9,411,746	29,457,145	544,196,415	364,684,873	113,813,420	0	0	179,511,542
	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	6,612,073,027
	Construction in progress	51,829,811	39,093,239	6,840,436	84,082,614	0	0	0	0	84,082,614
	Total	18,240,030,776	96,737,327	71,103,629	18,265,664,474	2,341,611,834	308,534,398	6,787,094,291	0	9,136,958,349

Intangible assets (Depreciation included in expenses)	Trademark rights	731,316	1,084,765	0	1,816,081	758,870	132,003	0	0	1,057,211
	Software	8,641,095,139	493,839,270	30,782,490	9,104,151,919	7,432,753,405	1,529,469,399	0	0	1,671,398,514
	Total	8,641,826,455	494,924,035	30,782,490	9,105,968,000	7,433,512,275	1,529,601,402	0	0	1,672,455,725

Intangible assets (Non-depreciable assets)	Trademark rights	1,084,765	0	1,084,765	0	0	0	0	0	0
	Software in progress	2,165,868,909	5,605,990,825	217,732,626	7,554,127,108	0	0	0	0	7,554,127,108
	Total	2,166,953,674	5,605,990,825	218,817,391	7,554,127,108	0	0	0	0	7,554,127,108

Total intangible assets	Trademark rights	1,816,081	1,084,765	1,084,765	1,816,081	758,870	132,003	0	0	1,057,211
	Software	8,641,095,139	493,839,270	30,782,490	9,104,151,919	7,432,753,405	1,529,469,399	0	0	1,671,398,514
	Software in progress	2,165,868,909	5,605,990,825	217,732,626	7,554,127,108	0	0	0	0	7,554,127,108
	Total	10,808,780,129	6,100,914,860	249,599,881	16,660,095,108	7,433,512,275	1,529,601,402	0	0	9,226,582,833

Investments and other assets	Investment securities	11,255,014,268	3,833,461,391	1,050,218,749	14,038,256,910	0	0	0	0	14,038,256,910
	Shares of affiliated companies	78,868,480,608	2,079,901,885	0	80,948,382,493	0	0	0	0	80,948,382,493
	Money held in trust	83,558,735,463	13,110,416,550	10,624,521,962	86,044,630,051	0	0	0	0	86,044,630,051
	Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	87,062,884,239	0	0	0	0	87,062,884,239
	Allowance for loan losses (non-current)	(87,062,884,239)	0	0	(87,062,884,239)	0	0	0	0	(87,062,884,239)
	Long-term prepaid expenses	1,516,391	178,038,897	3,331,623	176,223,665	0	0	0	0	176,223,665
	Long-term guarantee deposits	689,185,285	22,890,314	16,194,754	695,880,845	0	0	0	0	695,880,845
	Total	174,372,932,015	19,224,709,037	11,694,267,088	181,903,373,964	0	0	0	0	181,903,373,964

(2) Details of securities

Securities recorded under investments and other assets

(Unit: Yen)

	Name	Acquisition cost	Amount equivalent to JICA’s percentage share of the net assets of the affiliated companies	Balance sheet amount	Valuation difference recognized in the Statement of Income of the period	Valuation difference on shares of affiliated companies	Remarks

Shares of affiliated companies	Sumatra Pulp Corporation	2,758,289,455	1	1	0	0
	Japan Saudi Arabia Methanol Co., Inc.	7,149,297,104	23,489,181,628	23,489,181,628	0	16,339,884,524
	SPDC Ltd.	7,269,880,619	21,509,078,724	21,509,078,724	0	14,239,198,105
	KAFCO Japan Investment Co., Ltd.	2,436,204,983	2,646,325,654	2,646,325,654	0	210,120,671
	Nippon Amazon Aluminum Co., Ltd.	25,066,535,300	24,783,787,671	24,783,787,671	532,467,605	0
	JAPAN ASEAN Women Empowerment Fund	6,454,158,320	7,931,280,000	7,931,280,000	0	1,477,121,680
	Ship Aichi Medical Service Limited	748,809,600	588,728,815	588,728,815	(107,938,093)	0
	Total	51,883,175,381	80,948,382,493	80,948,382,493	424,529,512	32,266,324,980

Other investment securities	Type and name	Acquisition cost	Fair value	Balance sheet amount	Valuation difference recognized in the Statement of Income of the period	Valuation difference on available-for-sale securities	Remarks
	HBL Microfinance Bank Limited	218,880,000	-	112,351,200	0	(106,528,800)
	Myanmar Japan Thilawa Development Ltd.	321,372,900	-	356,907,600	0	35,534,700
	Gojo & Company, Inc.	999,997,307	-	999,997,307	0	0
	WASSHA Inc.	29,203,406	-	29,203,406	0	0
	MGM Sustainable Energy Fund L.P.	866,861,240	-	726,444,124	(293,042,850)	152,625,734
	IFC Middle East and North Africa Fund, LP	864,673,325	-	777,593,939	(181,364,222)	94,284,836
	MGM Sustainable Energy Fund II L.P.	2,531,606,969	-	2,764,144,247	(248,692,721)	481,229,999
	I&P Afrique Entrepreneurs II LP	387,944,542	-	444,615,452	19,305,199	37,365,711
	WWB Capital Partners II, L.P.	926,857,859	-	951,492,458	(26,754,607)	51,389,206
	Covid-19 Emerging and Frontier Markets MSME Support Fund	3,982,809,338	-	4,624,264,479	(22,590,855)	664,045,996
	Rebright Partners IV Investment Limited Partnership	185,397,083	-	179,451,260	(7,775,857)	1,830,034
	SVL-SME Fund	996,500,119	-	967,953,636	(26,800,479)	(1,746,004)
	Sanergy, Inc.	299,019,177	-	351,746,835	0	52,727,658
	Dolma Impact Fund II	368,360,997	-	357,407,963	0	(10,953,034)

	Bangladesh SEZ Ltd.	406,778,359	-	394,683,004	0	(12,095,355)

	Total	13,386,262,621	-	14,038,256,910	(787,716,392)	1,439,710,681

Total balance sheet amount				94,986,639,403

*

Acquisition cost of other investment securities related to the investment limited partnership and other equivalent funds includes the amount equivalent to JICA’s percentage share of the accumulated profit/loss amount for the previous term.

(3) Details of loans

(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection, etc.	Write-off
Loans	14,053,147,276,242	1,871,329,926,230	798,909,019,670	0	15,125,568,182,802
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	0	87,062,884,239
Total	14,140,210,160,481	1,871,329,926,230	798,909,019,670	0	15,212,631,067,041

(4) Details of borrowings

							(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Average interest rate (%)	Maturity date	Remarks
Borrowings from government fund for Fiscal Investment and Loan Program	3,042,782,574,000	1,024,700,000,000	96,877,708,000	3,970,604,866,000 (141,879,370,000)	0.533	May 2023- August 2062

*	Figures in parentheses ( ) indicate the amount of borrowings repayable within one year.

(5) Details of bonds

(Unit: Yen)

Security name	Balance at the beginning of the period	Increase during the period	Decrease during the period	Translation Adjustments	Balance at the end of the period	Coupon (%)	Maturity date	Remarks

FILP Agency Bonds

FILP Agency Bonds (1st)	30,000,000,000	0	0	—	30,000,000,000 (0)	2.470	September 2028

FILP Agency Bonds (2nd)	30,000,000,000	0	0	—	30,000,000,000 (0)	2.341	June 2029

FILP Agency Bonds (3rd)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.134	December 2029

FILP Agency Bonds (4th)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.079	June 2030

FILP Agency Bonds (5th)	20,000,000,000	0	0	—	20,000,000,000 (0)	1.918	September 2030

FILP Agency Bonds (6th)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.098	December 2030

FILP Agency Bonds (7th)	20,000,000,000	0	0	—	20,000,000,000 (0)	1.991	June 2031

FILP Agency Bonds (8th)	15,000,000,000	0	0	—	15,000,000,000 (0)	1.554	September 2026

FILP Agency Bonds (9th)	5,000,000,000	0	0	—	5,000,000,000 (0)	2.129	September 2041

FILP Agency Bonds (12th)	10,000,000,000	0	10,000,000,000	—	0 (0)	0.901	June 2022

FILP Agency Bonds (13th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.752	June 2032

FILP Agency Bonds (14th)	10,000,000,000	0	10,000,000,000	—	0 (0)	0.825	September 2022

FILP Agency Bonds (15th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.724	September 2032

FILP Agency Bonds (17th)	10,000,000,000	0	10,000,000,000	—	0 (0)	0.720	December 2022

FILP Agency Bonds (18th)	10,000,000,000	0	0	—	10,000,000,000 (10,000,000,000)	0.868	June 2023

FILP Agency Bonds (19th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.725	June 2033

FILP Agency Bonds (20th)	10,000,000,000	0	0	—	10,000,000,000 (10,000,000,000)	0.787	September 2023

FILP Agency Bonds (21st)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.734	September 2033

FILP Agency Bonds (23rd)	10,000,000,000	0	0	—	10,000,000,000 (10,000,000,000)	0.684	February 2024

FILP Agency Bonds (24th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.655	June 2024

FILP Agency Bonds (25th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.520	June 2034

FILP Agency Bonds (26th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.588	September 2024

FILP Agency Bonds (27th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.451	September 2034

FILP Agency Bonds (29th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.583	June 2025

FILP Agency Bonds (30th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.299	June 2035

FILP Agency Bonds (31st)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.530	September 2025

FILP Agency Bonds (32nd)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.212	September 2035

FILP Agency Bonds (33rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.130	December 2035

FILP Agency Bonds (34th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.245	February 2026

FILP Agency Bonds (35th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.080	June 2026

FILP Agency Bonds (36th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.313	June 2036

FILP Agency Bonds (37th)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.100	September 2026

FILP Agency Bonds (38th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.590	September 2046

FILP Agency Bonds (39th)	5,000,000,000	0	0	—	5,000,000,000 (0)	0.744	February 2037

FILP Agency Bonds (40th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.220	June 2027

FILP Agency Bonds (41st)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.602	June 2037

FILP Agency Bonds (42nd)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.597	September 2037

FILP Agency Bonds (43rd)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.625	December 2037

FILP Agency Bonds (44th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.200	June 2028

FILP Agency Bonds (45th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.559	June 2038

FILP Agency Bonds (46th)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.664	September 2038

FILP Agency Bonds (47th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.636	December 2038

FILP Agency Bonds (48th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.059	June 2029

FILP Agency Bonds (49th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.333	June 2039

FILP Agency Bonds (50th)	12,000,000,000	0	0	—	12,000,000,000 (0)	0.055	September 2029

FILP Agency Bonds (51st)	18,000,000,000	0	0	—	18,000,000,000 (0)	0.538	December 2049

FILP Agency Bonds (52nd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.055	March 2030

FILP Agency Bonds (53rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.160	June 2030

FILP Agency Bonds (54th)	13,000,000,000	0	0	—	13,000,000,000 (0)	0.445	June 2040

FILP Agency Bonds (55th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.150	September 2030

FILP Agency Bonds (56th)	12,000,000,000	0	0	—	12,000,000,000 (0)	0.459	September 2040

FILP Agency Bonds (57th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.130	December 2030

FILP Agency Bonds (58th)	5,000,000,000	0	0	—	5,000,000,000 (0)	0.420	December 2040

FILP Agency Bonds (59th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.125	June 2031

FILP Agency Bonds (60th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.457	June 2041

FILP Agency Bonds (61st)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.110	September 2031

FILP Agency Bonds (62nd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.439	September 2041

FILP Agency Bonds (63rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.194	January 2032

FILP Agency Bonds (64th)	7,000,000,000	0	0	—	7,000,000,000 (0)	0.533	January 2042

FILP Agency Bonds (65th)	3,000,000,000	0	0	—	3,000,000,000 (0)	0.194	February 2032

FILP Agency Bonds (66th)	0	11,000,000,000	0	—	11,000,000,000 (0)	0.374	July 2032

FILP Agency Bonds (67th)	0	13,000,000,000	0	—	13,000,000,000 (0)	0.910	July 2042

FILP Agency Bonds (68th)	0	7,500,000,000	0	—	7,500,000,000 (0)	0.399	June 2032

FILP Agency Bonds (69th)	0	13,000,000,000	0	—	13,000,000,000 (0)	1.032	June 2042

FILP Agency Bonds (70th)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.559	September 2032

FILP Agency Bonds (71st)	0	5,000,000,000	0	—	5,000,000,000 (0)	0.517	December 2027

FILP Agency Bonds (72nd)	0	20,500,000,000	0	—	20,500,000,000 (0)	0.090	December 2024

Subtotal	740,000,000,000	80,000,000,000	30,000,000,000	—	790,000,000,000 (30,000,000,000)

Continued from previous page

Security name	Balance at the beginning of the period	Increase during the period	Decrease during the period	Translation Adjustments	Balance at the end of the period	Coupon (%)	Maturity date	Remarks

Government-guaranteed bonds

Japan International Cooperation Agency Government-guaranteed bonds (2nd)	55,458,400,000 [$500,000,000]	0 [ $0]	0 [ $0]	2,053,200,000	57,511,600,000 [$500,000,000] (0)	2.125	October 2026

Japan International Cooperation Agency Government-guaranteed bonds (3rd)	59,067,700,000 [$500,000,000]	0 [ $0]	0 [ $0]	3,593,100,000	62,660,800,000 [$500,000,000] (0)	2.750	April 2027

Japan International Cooperation Agency Government-guaranteed bonds (4th)	59,121,700,000 [$500,000,000]	0 [ $0]	0 [ $0]	3,593,100,000	62,714,800,000 [$500,000,000] (0)	3.375	June 2028

Japan International Cooperation Agency Government-guaranteed bonds (5th)	60,961,000,000 [$500,000,000]	0 [ $0]	0 [ $ 0]	5,133,000,000	66,094,000,000 [$500,000,000] (0)	1.000	July 2030

Japan International Cooperation Agency Government-guaranteed bonds (6th)	70,714,760,000 [$580,000,000]	0 [ $0]	0 [ $0]	5,954,280,000	76,669,040,000 [$580,000,000] (0)	1.750	April 2031

Japan International Cooperation Agency Government-guaranteed bonds (7th)	0 [$0]	115,236,000,000 [$900,000,000]	0 [ $0]	3,733,200,000	118,969,200,000 [$900,000,000] (0)	3.250	May 2027

Subtotal	305,323,560,000 [$2,580,000,000]	115,236,000,000 [$900,000,000]	0 [ $0]	24,059,880,000	444,619,440,000 [$3,480,000,000] (0)

Total	1,045,323,560,000	195,236,000,000	30,000,000,000	24,059,880,000	1,234,619,440,000 (30,000,000,000)

* Figures in parentheses indicate the amount of bonds redeemable within one year. The amount in [    ] is denominated in a foreign currency.

(6) Details of provisions

						(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Intended use	Others

Provision for bonuses	330,790,893	383,447,079	330,790,893	0	383,447,079

Provision for contingent losses	2,197,749,854	1,095,035,363	0	2,197,749,854	1,095,035,363

Total	2,528,540,747	1,478,482,442	330,790,893	2,197,749,854	1,478,482,442

* Decrease during the period (Others) for the provision for contingent losses indicates the amount of reversal of the provision after revaluation, etc.

(7) Details of allowance for loan losses, etc.

							(Unit: Yen)

Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period

Loans	14,053,147,276,242	1,072,420,906,560	15,125,568,182,802	227,219,120,887	13,223,410,353	240,442,531,240

Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	87,062,884,239	87,062,884,239	0	87,062,884,239

Total	14,140,210,160,481	1,072,420,906,560	15,212,631,067,041	314,282,005,126	13,223,410,353	327,505,415,479

*	The standard for the accrual of allowance for loan losses is described in No. 4 of Significant Accounting Policies.

(8) Details of provision for retirement benefits

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Total retirement benefit obligations	6,577,506,167	358,605,472	396,288,544	6,539,823,095

Retirement benefits	3,725,720,413	254,501,490	291,939,274	3,688,282,629

Defined benefit corporate pension plan	2,851,785,754	104,103,982	104,349,270	2,851,540,466

Unrecognized past service cost and unrecognized actuarial differences	0	0	0	0

Plan assets	2,783,678,188	120,163,905	104,349,270	2,799,492,823

Provision for retirement benefits	3,793,827,979	238,441,567	291,939,274	3,740,330,272

(9) Details of asset retirement obligations

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligation of restoration to original state based on building lease agreement	105,593,237	0	16,905	105,576,332	Specified expenses in Accounting Standards for Incorporated Administrative Agencies No. 91: None

(10) Details of liabilities for guarantee

									(Unit: Yen)
Classification	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period		Remarks
	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount
FILP Agency Bonds (Public offering)	1	20,000,000,000	0	0	0	0	1	20,000,000,000

*	JICA is jointly liable for obligations arising from the above bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation.

(11) Details of remunerations and salaries of officers and employees

	(Unit: Thousands of yen, persons)

Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people

Officers	(182)	(1)	(-)	(-)
	48,982	12	3,175	2

Employees	(-)	(-)	(-)	(-)
	4,667,653	2,252	297,559	116

Total	(182)	(1)	(-)	(-)
	4,716,635	2,264	300,734	118

(Notes)

1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers or employees during the period is used.

4. Others Figures in parentheses ( ) indicate the number of part-time officers or employees classified as external members.

(12) Details of main assets, liabilities, and expenses, other than those mentioned above

Operating and administrative expenses	(Unit: Yen)

Classification	Amount
Operating expenses	5,464,267,385

Information system-related expenses	3,018,367,483

Rent expenses on real estate	981,023,661

Travelling and transportation expenses	935,046,419

Other expenses	3,895,114,772

Total	14,293,819,720

(13) Details of affiliated companies

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)		(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)

Items	KAFCO Japan Investment Co., Ltd.		Karnaphuli Fertilizer Company Limited

Outline of operations	Production of urea and ammonia in Chittagong, People’s Republic of Bangladesh		Production of urea and ammonia in Chittagong, People’s Republic of Bangladesh

Name of officers	Number of officers: 9 President and CEO: Hiroshi Nakagawa Executive Vice President: Ken Odajima (Deputy Director of Southeast Asia and Oceania of JICA, Seconded) Auditor: Kazuhiko Ueno (Senior Advisor of Loan, Grant and General Administration Department of JICA, Seconded)		-
Association chart on transactions between affiliated companies and JICA

	JICA	KAFCO Japan Investment Co., Ltd.	JICA	KAFCO Japan Investment Co., Ltd.

	(Equity Investment)		(Equity Investment)	(Equity Investment)
				Karnaphuli Fertilizer Company Limited

Assets	¥10,173,692,550		-
Liabilities	¥69,545,156		-
Capital	¥5,023,900,000		-
Retained earnings	¥5,080,247,394		-
Operating revenues	¥5,554,575,494		-
Ordinary (loss) income	¥5,432,608,254		-
Net (loss) income	¥4,849,507,455		-
Unappropriated (loss) income for the current fiscal year	¥4,859,195,794		-

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 46,606 shares

•  Acquisition cost: ¥2,436,204,983

•  Balance sheet amount: ¥2,646,325,654 (An increase of ¥208,998,588 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the production of urea and ammonia by the company

•  Date of the initial investment: July 27, 1990

			-
Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from September 1, 2021, through August 31, 2022.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	Nippon Amazon Aluminum Co., Ltd.	SPDC Ltd.

Outline of operations	Production of alumina and smelting ammonium in the State of Para, Federative Republic of Brazil	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area, Eastern Province of Kingdom of Saudi Arabia

Name of officers	Number of officers: 14 President and CEO: Kenji Kobayashi Auditor: Akio Saito (Director General of Hokkaido Center of JICA, Seconded)	Number of officers: 16 President and CEO: Tsuyoshi Hagiwara Managing Director: Kunihiko Sato (Director General of Kansai Center, JICA, Seconded)

Association chart on transactions between affiliated companies and JICA
	Nippon Amazon Aluminum Co., Ltd.
	JICA	JICA	SPDC Ltd.

	(Equity Investment)	(Equity Investment)

Assets	¥55,641,150,038	¥87,245,835,083
Liabilities	¥464,510,949	¥21,607,933,704
Capital	¥53,314,532,130	¥14,200,000,000
Retained earnings	¥1,562,534,920	¥51,437,901,379
Operating revenues	¥1,612,820,683	¥21,751,854,444
Ordinary (loss) income	¥887,081,173	¥20,538,203,824
Net (loss) income	¥885,871,173	¥18,532,770,471
Unappropriated (loss) income for the current fiscal year	¥1,341,393,320	¥29,387,901,379
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 496,652,800 shares

•  Acquisition cost: ¥25,066,535,300

•  Balance sheet amount: ¥24,783,787,671 (An increase of ¥532,467,605 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the smelting of alumina and aluminum

•  Date of the initial investment: August 29, 1978

•  Number of company shares owned by JICA: 2,107,500 shares

•  Acquisition cost: ¥7,269,880,619

•  Balance sheet amount: ¥21,509,078,724 (An increase of ¥27,000,663 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the manufacturing of ethylene glycol and other petrochemical products

•  Date of the initial investment: June 17, 1981

Details of receivables and payables	N/A	N/A

Details of debt guarantee	N/A	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A	N/A
	(Note) The above amount pertains to the period from January 1, 2022, through December 31, 2022.	(Note) The above amount pertains to the period from January 1, 2022, through December 31, 2022.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)		(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	Eastern Petrochemical Company		Sumatra Pulp Corporation

Outline of operations	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area, Eastern Province of Kingdom of Saudi Arabia		Construction of a pulp mill to manufacture wood pulp from afforested acacia mangium, and production and sale of wood pulp in Muara Enim, South Sumatra, Republic of Indonesia

Name of officers	-

Number of officers: 6

President and CEO: Hiroyuki Moriyasu

Executive Vice President: Kazuhiko Ueno (Senior Advisor of Loan, Grant and General Administration Department of JICA, Seconded)

Auditor: Jin Wakabayashi (Deputy Director General of Private Sector Partnership and Finance Department of JICA, Concurrent position)

Association chart on transactions between affiliated companies and JICA
	JICA	SPDC Ltd.	JICA	Sumatra Pulp Corporation
	(Equity Investment)	(Equity Investment)	(Equity Investment)
		Eastern Petrochemical Company

Assets	-		¥13,131,525
Liabilities	-		¥837,818,299
Capital	-		¥100,000,000
Retained earnings	-		(¥924,686,774)
Operating revenues	-		¥75,751,950
Ordinary (loss) income	-		(¥20,909,732)
Net (loss) income	-		(¥21,089,732)
Unappropriated (loss) income for the current fiscal year	-		(¥924,686,774)

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.	-

•  Number of company shares owned by JICA: 114,032 shares

•  Acquisition cost: ¥2,758,289,455

•  Balance sheet amount: ¥1 (No changes from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the pulp manufacturing business

•  Date of the initial investment: April 21, 1995

Details of receivables and payables	-		N/A
Details of debt guarantee	-		N/A
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	-		N/A
			(Note) The above amount pertains to the period from April 1, 2021, through March 31, 2022.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)		(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)

Items	Japan Saudi Arabia Methanol Co., Inc.		JSMC PANAMA S.A.

Outline of operations	Production of methanol in the Al-Jubail Industrial Area, Eastern Province of Kingdom of Saudi Arabia		Transportation of methanol business

Name of officers	Number of officers: 12 President and CEO: Shinichi Tokuda Managing Director and General Manager of the General Affairs Department: Hideyuki Maruoka (Senior Deputy Director General of Infrastructure Engineering Department of JICA, Seconded) Full-time auditor: Yasuo Fujita (Deputy Director of the Institute of JICA, Seconded)		-
Association chart on transactions between affiliated companies and JICA
	JICA	Japan Saudi Arabia Methanol Co., Inc.	JICA	Japan Saudi Arabia Methanol Co., Inc.
	(Equity Investment)		(Equity Investment)	(Equity Investment)
				JSMC PANAMA S.A.

Assets	¥151,769,939,298		-
Liabilities	¥74,255,639,923		-
Capital	¥2,310,000,000		-
Retained earnings	¥75,485,888,375		-
Operating revenues	¥64,852,024,417		-
Ordinary (loss) income	¥3,731,776,361		-
Net (loss) income	¥2,651,263,304		-
Unappropriated (loss) income for the current fiscal year	¥72,756,877,667		-

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 1,386,000 shares

•  Acquisition cost: ¥7,149,297,104

•  Balance sheet amount: ¥23,489,181,628 (An increase of ¥803,413,122 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the methanol manufacturing business

•  Date of the initial investment: December 17, 1979

			-
Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from January 1, 2022, through December 31, 2022.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)		(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	JAPAN ASEAN Women Empowerment Fund		Ship Aichi Medical Service Limited

Outline of operations	Investment and / or loan to Microfinance Institutes for empowerment of women in ASEAN countries		Establishment and operation of a private general hospital in Dhaka, People’s Republic of Bangladesh

Name of officers	Number of officers: 3 Chairperson: Peter Fanconi Director: Christophe Grünig Director: Tetsuro Uemae		Number of officers: 9 Executive Chairman: Dr. Moazzem Hossain Director: Tomohide Ichiguchi (Chief Representative of JICA Bangladesh Office, Concurrent position)
Association chart on transactions between affiliated companies and JICA
	JICA	JAPAN ASEAN Women Empowerment Fund	JICA	Ship Aichi Medical Service Limited
	(Equity Investment)		(Equity Investment)

Assets	¥34,638,858,138		¥5,738,353,076
Liabilities	¥2,781,550,138		¥2,171,287,232
Capital	¥31,857,308,000		¥4,249,223,550
Retained earnings	¥0		(¥682,157,706)
Operating revenues	¥1,922,203,975		¥359,619,702
Ordinary (loss) income	¥1,169,856,191		(¥95,496,607)
Net (loss) income	¥1,169,856,191		(¥96,123,242)
Unappropriated (loss) income for the current fiscal year	¥0		(¥682,157,706)

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 6,000 shares

•  Acquisition cost: ¥6,454,158,320

•  Balance sheet amount: ¥7,931,280,000 (An increase of ¥615,960,000 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the fund

•  Date of the initial investment: October 21,2016

•  Number of company shares owned by JICA: 560,000 shares

•  Acquisition cost: ¥748,809,600

•  Balance sheet amount: ¥588,728,815 (A decrease of ¥107,938,093 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the establishment and operation of a private general hospital

•  Date of the initial investment: May 22, 2019

Details of receivables and payables	N/A		N/A
Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A		N/A
	(Note) The above amount pertains to the period from January 1, 2022, through December 31, 2022.		(Note) The above amount pertains to the period from July 1, 2021, through June 30, 2022.

Corporation type and name	(Relevant public interest corporations, etc.)

Items	Institute of the Solar Boat
Outline of operations	(1) Conservation and restoration of Cultural Properties (2) Research and studies on Cultural Properties (3) Collecting and providing information on Cultural Properties
Name of officers	Number of officers: 11 Director: Sakuji Yoshimura

Association chart on transactions between relevant public interest corporations and JICA
		Institute of the Solar Boat
	JICA

		(Operation Consignment)

Assets		¥19,854,271

Liabilities		¥17,474,852

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		-

Changes in general net assets

¡ Revenues	¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-

- Other revenues	- Other revenues	-

¡ Expenses	¡ Expenses	-

Changes in specified net assets

¡ Revenues	¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-

- Other revenues	- Other revenues	-

¡ Expenses	¡ Expenses	-

Balance of net assets at the end of the fiscal year		¥2,379,419

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		¥11,258,072

Total revenues for the current period		¥57,012,657

Total expenditures for the current period		¥65,891,310

Net balance of revenues and expenditures for the current period		(¥8,878,653)

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥9,094,423, Accounts receivable: N/A

Details of debt guarantee	N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	¥56,850,407
	(Breakdown: JICA transactions		¥42,445,922	74.7%)
	Competitive contract (		¥0	0.0%)
	Planning competition and public selection (		¥0	0.0%)
	Non-competitive negotiated contracts (		¥42,445,922	100.0%)
	Others (		¥0	0.0%)

	(Note 1) Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No. 70 of 2011), the statement of activities is prepared.

	(Note 2) The above amount pertains to the period from April 1, 2021, through March 31, 2022.